UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ( )

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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )
Definitive Proxy Statement
( )
Definitive Additional Materials
( )
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

AEMETIS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2021

July 12, 2021

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company,” “we” or “our”), which will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025, on Thursday, August 26, 2021 at 1:00 p.m. (Pacific Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are two specific items for which you are being asked to vote:

●
To elect Naomi L. Boness, as a Class II Director, to hold office for a three-year term, until her successor is duly elected and qualified;

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To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

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To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes;

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To ratify the proposed amendment to the Aemetis, Inc. 2019 Stock Plan; and

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To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3.

We hope that you can attend the Annual Meeting. You may be requested to present valid, government-issued photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder of record attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Todd Waltz, at (408) 213-0925. Thank you for your continued support of Aemetis, Inc.

Very truly yours, /s/ Eric A. McAfee Eric A. McAfee Chief Executive Officer

This document is dated July 12, 2021 and is being first mailed to stockholders of Aemetis, Inc. on or about July 13, 2021.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: (408) 252-8044
www.aemetis.com

NOTICE OF ANNUAL MEETING
 OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2021

July 12, 2021

To the Stockholders of

AEMETIS, INC.:

NOTICE IS HEREBY given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company” or “Aemetis”) will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025 on Thursday, August 26, 2021 at 1:00 p.m. (Pacific Time) for the following purposes:

1)
To elect Naomi L. Boness, as a Class II Director, to hold office for a three-year term, until her successor is duly elected and qualified;
2)
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3)
To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes;
4)
To ratify the proposed amendment to the Aemetis, Inc. 2019 Stock Plan;
5)
To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3; and
6)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board of Directors”) has fixed the close of business on the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of such stockholders will be available at the Company’s executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, for ten days before the Annual Meeting.

Our Board of Directors recommends that you vote:

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“FOR” the individual nominated for election to the Board of Directors;

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“FOR” ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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“FOR” the reincorporation of Aemetis, Inc. from the State of Nevada to the State of Delaware and the adoption of certain other corporate changes;

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“FOR” the ratification of the proposed amendment to the Aemetis, Inc. 2019 Stock Plan; and

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“FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3.

We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”). The Internet Availability Notice contains instructions on how to access those documents over the Internet. The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2020 Annual Report and a form of proxy card or voting instruction card, as applicable. We believe that this process will reduce the costs of printing and distributing our proxy materials and provide other benefits.

You are encouraged to vote by following the instructions included in this proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy or voted by telephone or the Internet.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Todd Waltz Todd Waltz Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY

AEMETIS, INC.
20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: (408) 252-8044
www.aemetis.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held August 26, 2021

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 26, 2021

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, August 26, 2021 or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, 2nd Floor, Menlo Park, California 94025 on Thursday, August 26, 2021 at 1:00 p.m. (Pacific Time). The 2020 Annual Report is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at our executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, or online at www.aemetis.com. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such 2020 Annual Report, which provide additional important information concerning the Company. This Proxy Statement, the related proxy card and the 2020 Annual Report are being first mailed to stockholders of Aemetis, Inc. on or about July 13, 2021.

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials by providing access to such documents on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) has been mailed to our stockholders. Stockholders that received the Internet Availability Notice have the ability to access the proxy materials, including this proxy statement, our 2020 Annual Report and a form of proxy card or voting instruction card, as applicable, on a website referred to in the Internet Availability Notice or to request that a printed set of the proxy materials be sent to them, by following the instructions in the Internet Availability Notice.

The Internet Availability Notice also provides instructions on how to inform us to send future proxy materials to you by mail. Your election to receive proxy materials by mail will remain in effect until you terminate it.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting to Be Held on August 26, 2021

The Notice of Annual Meeting of Stockholders, proxy statement and 2020 Annual Report are available at www.iproxydirect.com/AMTX free of charge.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?
A:
To vote on the following proposals:
●
To elect Naomi L. Boness, as a Class II Director, to hold office for a three-year term, until her successor is duly elected and qualified;
●
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
●
To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes;
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To ratify the proposed amendment to the Aemetis, Inc. 2019 Stock Plan;
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To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3; and
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To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q:	What are the Board of Directors’ recommendations?
A:
The Board recommends a vote:
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“FOR” the individual nominated for election to the Board of Directors;
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“FOR” ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
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“FOR” the reincorporation of Aemetis, Inc. from the State of Nevada to the State of Delaware and the adoption of certain other corporate changes;
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“FOR” ratification of the proposed amendment to the Aemetis, Inc. 2019 Stock Plan;
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“FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3; and
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“FOR” or “AGAINST” other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:	Why did I receive an Internet Availability Notice instead of a full set of the proxy materials?
A:
We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we sent to our stockholders the Internet Availability Notice regarding the Internet availability of the proxy materials for this year’s Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a paper copy can be found in the Internet Availability Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis by submitting a request to our Corporate Secretary by telephone at (408) 213-0925, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attn.: Corporate Secretary. A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates it.

Q:	Can I vote my shares by filling out and returning the Internet Availability Notice?
A:	No. The Internet Availability Notice does, however, provide instructions on how to vote your shares.
Q:	Who is entitled to vote at the meeting?
A:
Stockholders Entitled to Vote. Stockholders who our records show owned shares of Aemetis, Inc. as of the close of business on July 6, 2021 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 27,059,232 shares of common stock issued and outstanding, which were held of record by 215 stockholders. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting. As of the Record Date, we had 1,323,394 shares of Series B Preferred Stock, or preferred stock, outstanding, which were held of record by 43 stockholders. Each share of Aemetis, Inc. common stock is entitled to one vote, and each holder of preferred stock is entitled to the number of votes equal to the number of shares of common stock into which the shares of preferred stock held by such holder could be converted as of the Record Date. As of the Record Date, holders of preferred stock are entitled to an aggregate of 132,340 votes (shares of preferred stock outstanding divided by 10 to reflect the reverse stock split) at the Annual Meeting, or one vote for every ten shares of preferred stock.

Q:	What is the difference between record stockholders and street name stockholders?
A:
Registered Stockholders. If your shares are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and the Internet Availability Notice is being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed in the Internet Availability Notice or in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name. The Internet Availability Notice is being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

Q:	Can I attend the meeting in person?
A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of July 6, 2021. You may be requested to present valid, government-issued photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?
A:
Registered Stockholders. Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:
●
By Mail. Complete, sign and date the proxy card and return it in the prepaid envelope provided.
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By Fax. Complete, sign and date the proxy card and fax to 202-521-3464.
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By Internet. Go to https://www.iproxydirect.com/AMTX and follow the instructions.
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By Telephone. Call 1-866-752-VOTE (8683) and follow the instructions.

Please note that voting facilities for registered stockholders will close at 11:59 P.M. (Eastern Time) on August 25, 2021.

Street Name Stockholders. If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:
●
By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope.
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By Methods Listed on the Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by Internet, telephone, mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder.
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In Person with a Legal Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?
A:
When proxies are properly delivered, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one set of voting materials?
A:
Stockholders may receive more than one set of voting materials, including multiple Internet Availability Notices, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Internet Availability Notice. You should vote in accordance with the instructions in each Internet Availability Notice and voting instruction card you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?
A:
Registered Stockholders. You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Todd Waltz, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated proxy instructions in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone).

Street Name Stockholders. If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:	What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?
A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	What is the voting requirement to approve each of the proposals?
A:
●
Proposal No. 1: Directors are elected by a plurality vote. The nominee for director who receives the most votes cast in his/her favor will be elected to serve as director.
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Proposal No. 2: Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.
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Proposal No. 3: Must be approved by the affirmative vote of a majority of the outstanding voting power of the Company..
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Proposal No. 4: Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.
●
Proposal No. 5: Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

Q:	What are “broker non-votes?”
A:
A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a broker who has not received instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At our Annual Meeting, the Company believes that only Proposal No. 4 (ratifying the appointment of our independent registered public accounting firm) is considered a routine item. This means that brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. Brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on the “non-routine” matter found in Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 5. Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposal.

Q:	How are abstentions and broker non-votes counted?
A:
Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will be counted for purposes of determining whether proposals requiring approval by the affirmative vote of a majority of the shares entitled to vote thereon or the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Thus, an abstention or broker non-vote will have no effect on Proposal No. 1 and an abstention will be counted as a vote “AGAINST” Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5.

Q:	What constitutes a quorum?
A:
For purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, of a majority of the outstanding voting power of the Company, which includes shares of common stock and preferred stock (with the preferred stock being counted on an as-converted-to-common stock basis), represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting. All shares of Aemetis common stock and preferred stock (with the preferred stock being counted on an as converted to common stock basis) represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum. There must be a quorum for our Annual Meeting to be held.

Q:	How are votes counted?
A:
Aemetis will designate Issuer Direct as the Inspector of Election who will tabulate the votes. The Inspector of Election will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Q:	Who is making this solicitation?
A:	This proxy is being solicited on behalf of the Board of Directors of Aemetis.

Q:	Who pays for the proxy solicitation process?
A:
Aemetis will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes. We do not plan to retain a proxy solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?
A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2022 Annual Meeting of Stockholders under Rule 14a-8 adopted under Section 14(a) of Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Pacific Time) on the 90th day, and not earlier than on the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2021 Annual Meeting must be received by Todd Waltz, the Company’s Corporate Secretary, on or after March 13, 2022, and prior to 5:00 p.m. (Pacific Time) on April 13, 2022 and must satisfy the requirements of the proxy rules promulgated by the SEC. If our 2022 Annual Meeting of Stockholders is not held within 30 days of August 26, 2022, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules. The public announcement of an adjournment or postponement of our 2021 Annual Meeting of Stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?
A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our 2020 Annual Report and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Equiniti, by telephone at (800) 401-1957.

You may also request to receive a separate 2020 Annual Report and a separate proxy statement by contacting our Corporate Secretary by telephone at (408) 213-0940, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attn.: Corporate Secretary.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?
A:	You may contact our transfer agent, Equiniti, by telephone at (800) 401-1957 if you have lost your stock certificate or need to change your mailing address.

Q:	Why is Aemetis, Inc. proposing to reincorporate in Delaware?
A:
We believe that reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate legal and governance affairs. Generally, the corporate laws of the State of Delaware are more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors.

Q:	How will the reincorporation be accomplished, and what will the effects be on Aemetis, Inc.?
A:
We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as exhibits to be files with the definitive proxy statement, respectively. Approval of the reincorporation will also constitute approval of the forms of each of the foregoing documents.

In the reincorporation, each outstanding share of our common stock and preferred stock will automatically be converted into one share of common stock or preferred stock of Aemetis, Inc., as applicable, of the Delaware corporation into which we will be deemed converted upon completion of the reincorporation (“Aemetis-Delaware”). Outstanding units or options to purchase shares of our common stock and other equity awards relating to our stock likewise will become options to purchase the same number of shares of common stock or equity awards, as applicable, of Aemetis-Delaware, with no change in the exercise price or other terms or provisions of the options or equity awards. Your proportional percentage ownership of Aemetis, Inc. will remain unchanged and will not be affected in any way by the reincorporation.

Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation. Following the reincorporation, our name will continue to be “Aemetis, Inc.” and our shares of common stock will continue to be listed on the NASDAQ under the symbol “AMTX.”

Q:	How will the reincorporation affect my rights as a stockholder?
A:
Your rights as a stockholder currently are governed by Nevada law and the provisions of our Articles of Incorporation, as amended (the “Articles of Incorporation”), and our Bylaws (the “Bylaws”). As a result of the reincorporation, you will become a stockholder of Aemetis- Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation, Certificate of Designations of Series B Preferred Stock and the bylaws of Aemetis-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 3 – Reincorporation of Aemetis, Inc. from the State of Nevada to the State of Delaware – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware.” Forms of Aemetis-Delaware’s Certificate of Incorporation, Certificate of Designations of Series B Preferred Stock and bylaws are appended to this proxy statement as appendices.

Q:	Should I send in my stock certificates?
A:
No. Please do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of Aemetis-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Aemetis-Delaware, and if you do so, it will be at your own cost.

Q:	What are the tax consequences of the reincorporation to me?
A:
The reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the Aemetis-Delaware common stock received by you pursuant to the reincorporation as you have in the shares of our common stock held by you as of immediately prior to the time the reincorporation is consummated.

Q:	Are there any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting?
A:	No. Dissenters’ rights are not afforded to any stockholders with respect to any matter to be acted upon at the Annual Meeting.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of five (5) members: Eric A. McAfee, Francis Barton, Lydia I. Beebe, John Block and Naomi L. Boness. Mr. McAfee serves as Chairman of the Board of Directors. There are no family relationships between any director and executive officer.

The Board of Directors held eight (8) meetings during fiscal year 2020. Each director attended all of the meetings of our Board of Directors and of the committees on which each director served, as applicable, during fiscal year 2020 and was eligible to attend. The Board encourages the directors to attend the annual meetings of stockholders.

BOARD INDEPENDENCE

The Board of Directors has determined that all of its current directors except Eric A. McAfee, who currently serves as Aemetis’ Chief Executive Officer, are independent directors within the meaning set forth in the applicable rules and regulations of the SEC and The NASDAQ Stock Market LLC, as currently in effect.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

Our Board retains flexibility to select its Chairman of the Board and Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Chief Executive Officer may be filled by one individual or two. The Board currently believes that having Mr. McAfee serve as both Chief Executive Officer and Chairman of the Board is in the best interests of the stockholders given Mr. McAfee’s extensive knowledge of, years of service to, and experience with, the Company. The Board has designated Francis Barton as Lead Independent Director, to preside over the Board’s Executive Sessions and fulfill other duties.

Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the members of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee is also charged with, among other tasks, oversight of management on the Company’s guidelines and policies with respect to risk monitoring, assessment and management. Members of the Company’s management periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly reports with respect to the Company’s internal controls over financial reporting.

Set forth below is information regarding our directors as of , the class under which each director serves and, assuming the reelection of the director nominees at the Annual Meeting, the expiration of the term of such director:

Name	Age	Position	Director Since	Classification (Term Expiration)
Eric A. McAfee	58	Chief Executive Officer, Chairman of the Board	2006	Class I (2022)
Francis P. Barton	74	Director	2012	Class I (2022)
Lydia I. Beebe	68	Director	2016	Class III (2023)
John R. Block	86	Director	2008	Class III (2023)
Naomi L. Boness	44	Director and Nominee	2020	Class II (2024)*

*Term expiration assuming reelection.

Eric A. McAfee co-founded the Company in 2005 and has served as its Chairman of the Board since February 2006. Mr. McAfee was appointed Chief Executive Officer of the Company in February 2007. Mr. McAfee has been an entrepreneur, merchant banker, venture capitalist and farmer/dairyman for more than 20 years. Since 1995, Mr. McAfee has been the Chairman of McAfee Capital and since 1998 has been a principal of Berg McAfee Companies, an investment company. Since 2000, Mr. McAfee has been a principal of Cagan McAfee Capital Partners through which Mr. McAfee has founded or acquired twelve energy and technology companies. In 2003, Mr. McAfee co-founded Pacific Ethanol, Inc. (NASDAQ: PEIX), a West Coast ethanol producer and marketer. Mr. McAfee received a B.S. in Management from Fresno State University in 1986 and served as Entrepreneur in Residence of The Wharton Business School MBA Program in 2007. Mr. McAfee is a graduate of the Harvard Business School Private Equity and Venture Capital Program and is a 1993 graduate of the Stanford Graduate School of Business Executive Program. Mr. McAfee’s industry experience and leadership skills qualify him for the position.

Francis Barton was appointed to the Company’s Board in August 2012. From 2008 to present, Mr. Barton served as Chief Executive Officer in the consulting firm Barton Business Consulting LLC. Prior to this, Mr. Barton served as the Executive Vice President and Chief Financial Officer of UTStarcom, Inc. from 2005 through 2008 and as a director from 2006 through 2008. From 2003 to 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation. From 2001 to 2003, Mr. Barton was Executive Vice President and Chief Financial Officer of Broadvision Inc. From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc. From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl Corporation. From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation’s Personal Computer Division. Mr. Barton holds a B.S. in Interdisciplinary Studies with a concentration in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University. Mr. Barton served on the board of directors of ON Semiconductor from 2008 to 2011. Mr. Barton has served on the board of directors of SoSo Cards since January 2013. He is also serving on the board of directors of Inventergy since January 2014, and is the Chairman of its Audit Committee, and a member of its Compensation, Governance and Nominating Committee. Mr. Barton served on the board of directors of Etubics, Inc. from 2014 to 2016, and was chair of its Audit Committee and a member of its Compensation, Governance and Nominating Committee.

Mr. Barton serves as the Chairman of the Audit Committee and as a member of the Governance, Compensation and Nominating Committee of the Company. His executive experience as well as his extensive financial background qualify him for the position.

Lydia I. Beebe was appointed to the Company’s Board of Directors in November 2016. Ms. Beebe is Principal of the corporate governance consulting business, LIBB Advisors. She was Senior of Counsel for Wilson Sonsini Goodrich and Rosati from 2015 until 2017. Prior to this, Ms. Beebe served as Chief Governance Officer and Corporate Secretary of one of the world’s leading energy companies, Chevron Corporation (“Chevron”) from 2007 to 2015. Ms. Beebe began her career as a staff attorney for Chevron in 1977. From 1981 to 1985, Ms. Beebe became a Washington D.C. Representative representing Chevron with the Executive Branch and the House of Representatives. Returning to California, Ms. Beebe worked her way up through the Office of Chief Tax Counsel from 1985 to 1995. In 1995, Ms. Beebe was promoted to Corporate Secretary and an Officer of the company, the first female corporate officer in Chevron’s 127-year history. Ms. Beebe remained Corporate Secretary until 2007 when she also became the Chief Governance Officer until she retired in 2015. Ms. Beebe holds a B. S. in journalism from University of Kansas, a J.D. from the University of Kansas, as well as a M.B.A. from Golden Gate University. Ms. Beebe previously served on the boards of directors of HCC Insurance Holdings, Inc. (NYSE: HCC), the Council of Institutional Investors, Presidio Trust, University of Delaware’s Weinberg Center for Corporate Governance and California Fair Employment & Housing Commission. She currently serves on the boards of Stanford University’s Rock Center for Corporate Governance, Kansas City Southern (NYSE: KSU) and EQT Corp. (NYSE:EQT).

Ms. Beebe serves as the Company’s Chairman of the Governance, Compensation and Nominating Committee and as a member of the Audit Committee. Her extensive experience in the energy business and her expertise in corporate governance qualify her for the position.

John R. Block has served as a member of the Company’s Board of Directors since October 2008. From 1981 to 1986, Mr. Block served as United States Secretary of Agriculture under President Ronald Reagan. He is currently an Illinois farmer and a Senior Policy Advisor to Olsson Frank Weeda Terman Bode Matz PC, an organization that represents the food industry. Mr. Block has held this position since January 2005. From January 2002 to January 2005, he served as Executive Vice President at the Food Marketing Institute, an organization representing food retailers and wholesalers. From February 1986 to January 2002, Mr. Block served as President of Food Distributors International. Mr. Block is currently a member of the board of directors of Digital Angel Corporation and Metamorphix, Inc. Mr. Block previously served on the board of directors of each of Deere and Co., Hormel Foods Corporation and Blast Energy Services, Inc. Mr. Block received his Bachelor of Arts degree from the United States Military Academy.

Mr. Block serves as a member of the Company’s Governance, Compensation and Nominating Committee. His experience with agricultural commodities, understanding of political affairs, and prior board experience qualify him for the position.

Naomi L. Boness was appointed to the Company’s Board of Directors in June 2020. Ms. Boness is serving as the Managing Director of the Stanford Natural Gas Initiative since 2019. She has served as the Senior Analyst for Upstream Strategy and Planning at Chevron Corporation from 2016 to 2019. Before that, she was the Reserve Consultant at Chevron Corporation from 2012 to 2016. Ms. Boness received her B.Sc. in Geophysics from the University of Leeds in 1998, her M.Sc. in Geological Science from Indiana University and her Ph.D. in Geophysics from Stanford University in 2006.

Ms. Boness serves as a member of the Company’s Audit Committee. Her experience in the energy business and her expertise in investment analysis and strategic planning qualify her for the position.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has the following standing committees: (1) Audit Committee and (2) Governance, Compensation and Nominating Committee. The Board has adopted a written charter for each of these committees, copies of which can be found in the Governance page of the Investor Relations section of our website at www.aemetis.com. The Board of Directors has determined that all members of both committees of the Board are independent under the applicable rules and regulations of NASDAQ and the SEC, as currently in effect.

The following chart details the current membership of each committee:

Name of Director	Audit	Governance, Compensation and Nominating
Francis Barton	C	M
Lydia I. Beebe	M	C
John R. Block	-	M
Naomi L. Boness	M	-
M = Member	C = Chair

Audit Committee

The Audit Committee (i) oversees our accounting, financial reporting and audit processes; (ii) appoints, determines the compensation of, and oversees the independent auditors; (iii) pre-approves audit and non-audit services provided by the independent auditors; (iv) reviews the results and scope of audit and other services provided by the independent auditors; (v) reviews the accounting principles and practices and procedures used in preparing our financial statements; (vi) reviews our internal controls; and (vi) oversees, considers and approves related party transactions.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

Francis Barton, Lydia I. Beebe, and John R. Block (until January 1, 2021, when Naomi L. Boness was appointed) served as members of the Audit Committee in 2020, with Mr. Barton serving as Chair. Each of the Audit Committee members is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect. Our Board has determined that all current Audit Committee members meet the heightened independence criteria of Rule 10A-3 of the Securities Exchange Act applicable to Audit Committee members. In addition, the Board of Directors has determined that Mr. Barton is an “audit committee financial expert” as defined by SEC and NASDAQ rules, as currently in effect.

A copy of the Audit Committee’s written charter is available in the Investor Relations section of our website at www.aemetis.com. The Audit Committee held five (5) meetings during fiscal year 2020. Each director who is a member of the Audit Committee attended all of the meetings of the Audit Committee during fiscal year 2020.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2020. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed with the independent auditors the independence of that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s 2020 Annual Report.

Respectfully submitted by:

Francis Barton (Chair)
Lydia I. Beebe
Naomi L. Boness

Governance, Compensation and Nominating Committee

The Governance, Compensation and Nominating Committee (i) annually evaluates and reports to the Board on the performance and effectiveness of the Board and management to assist them in serving the interest of the Company’s shareholders; (ii) identifies, interviews, recruits, and recommends candidates for the Board; (iii) reviews the qualification, capability, independence, diversity, and other relevant factors in connection with candidates recommended or nominated to the Board or its committees, (iv) reviews and approves corporate goals and objectives relevant to the chief executive officer’s compensation, evaluates the chief executive officer’s performance relative to goals and objectives, and sets the chief executive officer’s compensation annually; (v) makes recommendations annually to the Board with respect to non-chief executive officer compensation; (vi) develops and recommends governance principles applicable to the Company; and (vii) oversees the evaluation of the Board and management from a corporate governance perspective.

Francis Barton, Lydia I. Beebe, and Dr. Steven Hutcheson served as members of the Governance, Compensation and Nominating Committee in 2020, with Ms. Beebe serving as Chair. Dr. Hutcheson resigned from the Board and the Governance, Compensation and Nominating Committee on January 31, 2020. John Block joined the Governance, Compensation and Nominating Committee in January 2021. Each member of the Governance, Compensation and Nominating Committee is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect, including after giving consideration to the factors specified in the NASDAQ listing rules for compensation committee independence.

The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for membership on the Board as described below under “Identification and Evaluation of Nominees for Directors.” In evaluating such recommendations, the Governance, Compensation and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations proposed for consideration by the Governance, Compensation and Nominating Committee should include the candidate’s name and qualifications for membership on the Board and should be addressed to the attention of our Corporate Secretary — Re: Stockholder Director Recommendation, at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

Director Qualifications

The Governance, Compensation and Nominating Committee does not have any specific, minimum qualifications that must be met by a Governance, Compensation and Nominating Committee-recommended nominee, but uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board, including capability, availability to serve, diversity, independence and other factors. Under these criteria, members of the Board should have the highest professional and personal ethics and values. A director should have broad experience at the policy-making level in business, government, education, technology or public interest. A director should be committed to enhancing stockholder value and should have sufficient time to carry out his or her duties, and to provide insight and practical wisdom based on his or her past experience. A director’s service on other boards of public companies should be limited to a number that permit him or her, given individual circumstances, to perform the director duties responsibly. Each director must represent the interests of Aemetis stockholders.

Identification and Evaluation of Nominees for Directors

The Governance, Compensation and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance, Compensation and Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance, Compensation and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance, Compensation and Nominating Committee through current members of the Board, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Governance, Compensation and Nominating Committee, and may be considered at any point during the year. The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board. In evaluating such recommendations, the Governance, Compensation and Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board.

A copy of the Committee’s written charter is available on the Governance page of the Investor Relations section of our website at www.aemetis.com. In fiscal year 2020, the Governance, Compensation and Nominating Committee held eight (8) meetings. Each director who is a member of the Governance, Compensation and Nominating Committee attended all of the meetings of the Governance, Compensation and Nominating Committee during fiscal year 2020.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to our directors and all of our employees, including our Chief Executive Officer, Chief Financial Officer and any other principal financial officer, Controller and any other principal accounting officer, and any other person performing similar functions. The Code of Business Conduct and Ethics is posted on the Governance page of the Investor Relations section of our website at www.aemetis.com. The Code of Business Conduct and Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. Aemetis will disclose any amendment to the Code of Business Conduct and Ethics or waiver of a provision of the Code of Business Conduct and Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer and any other principal financial officer, controller and any other principal accounting officer, and any other person performing similar functions and relates to certain elements of the Code of Business Conduct and Ethics, including the name of the officer to whom the waiver was granted, on the Investor Relations section of our website at www.aemetis.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, no member of the Governance, Compensation and Nominating Committee was an officer or employee of the Company or had any relationship requiring disclosure under “Certain Relationships and Related Transaction” below. In addition, no member of the Governance, Compensation and Nominating Committee or executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Governance, Compensation and Nominating Committee.

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Legal Proceedings

None.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders although directors are encouraged to attend annual meetings of Aemetis’ stockholders. Mr. McAfee, Mr. Barton, Ms. Beebe and Ms. Boness attended the annual meeting of stockholders in 2020.

 Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by submitting an email to investors@aemetis.com or by writing to us at Aemetis, Inc., Attention: Investor Relations, 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. Stockholders who would like their submission directed to a member of the Board may so specify. The Corporate Secretary will review all communications. All appropriate business-related communications as reasonably determined by the Corporate Secretary will be forwarded to the Board or, if applicable, to the individual director.

DIRECTOR COMPENSATION

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director of the Company for some portion or all of 2020. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards(1)(2)) ($)	Total
Francis Barton	129,500	63,556	193,056

Lydia I. Beebe	98,250	31,771	130,021

John R. Block	78,250	74,866	153,116

Naomi L. Boness	45,500	5,952	51,452
______________
(1) The amounts in this column represent the aggregate grant date fair value of awarded stock options under ASC Topic 718. The assumptions made when calculating the amounts in this table are found in Note 10 (Stock Based Compensation) of the Notes to Consolidated Financial Statements in our 2020 Annual Report filed with the SEC on March 15, 2021.
(2) For information regarding the aggregate number of shares subject to all outstanding stock option awards and warrant awards held by each named individual at the end of fiscal year 2020, please see the table below titled “Directors’ Outstanding Equity Awards at Fiscal Year End (2020)” on page 20.

In 2007, the Board adopted a director compensation policy pursuant to which each non-employee director is paid an annual cash retainer of $75,000 and a cash payment of $250 per Board or committee meeting attended telephonically and a cash payment of $500 per Board or committee meeting attended in person. In January, 2021, the Governance, Compensation and Nominating Committee eliminated the payment of meeting attendance fees by granting stock. For the 2021 attendance fees, the Committee provide each Board member with shares representing of $4,000 of value per director, or 1,300 shares. In addition, each non-employee director is initially granted an option exercisable for 10,000 shares of the Company’s common stock, which vests quarterly over two years subject to continuing service to the Company. Board members also receive discretionary annual equity compensation awards in the form of stock options, based upon the Governance, Compensation and Nominating Committee’s evaluation of the contribution of the director to the overall functioning of the Board. In addition, a quarterly cash retainer of $6,000 is paid to the Lead Independent Director, an annual retainer of $10,000 is paid to the chairman of the Governance, Compensation and Nominating Committee and an annual cash retainer of $20,000 is paid to the chairman of the Audit Committee.

DIRECTORS’ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2020)

The following table shows all outstanding equity awards held by each person serving as a director of the Company at the end of 2020.

		Option/Warrant Awards
Name	AwardDate	No. of securities underlying unexercised options/ warrants (#) exercisable	No. of securities underlying unexercised options/ warrants (#) -unexercisable	Option/ warrant exerciseprice ($)	Option/ warrant expiration date
Francis Barton	3/28/2020	60,000(1)	 ~~-~~	0.60	3/28/2035
	1/9/2020	60,000(1)		0.86	1/9/2030
	6/6/2019	12,500(1)	 ~~-~~	0.92	6/5/2029
	1/8/2019	60,000(1)	 ~~-~~	0.70	1/7/2029
	5/17/2018	30,000 (1)	-	1.71	5/16/2028
	1/18/2018	60,000 (1)	 ~~-~~	0.70	1/18/2028
	11/16/2017	30,000 (1)	-	0.67	11/16/2027
	1/19/2017	50,000 (1)	 ~~-~~	1.72	1/19/2027
	5/19/2016	51,000 (2)	-	2.54	5/21/2026
	12/10/2015	15,000 (3)	-	2.59	12/10/2025

Lydia I. Beebe	3/28/2020	5,000 (1)	 ~~-~~	0.60	3/28/2035
	1/9/2020	50,000(1)		0.86	1/9/2030
	6/6/2019	10,000 (1)	 ~~-~~	0.92	6/5/2029
	1/8/2019	50,000(1)	 ~~-~~	0.70	1/7/2029
	5/17/2018	30,000(1)	-	1.71	5/16/2028
	1/18/2018	50,000(1)	-	0.70	1/18/2028
	11/16/2017	10,000(1)	-	0.67	11/17/2027
	1/19/2017	15,000 (1)	-	1.72	1/19/2027
	11/17/2016	10,000 (4)	-	1.85	11/17/2026

John R. Block	3/28/2020	109,000 (1)	-	0.60	3/28/2035
	1/9/2020	40,000 (1)		0.86	1/9/2030
	6/6/2019	8,000 (1)	-	0.92	6/5/2029
	1/8/2019	40,000 (1)	-	0.70	1/7/2029
	5/17/2018	25,000 (1)	-	1.71	5/16/2028
	01/18/18	40,000 (1)	-	0.70	1/18/2028
	11/16/2017	20,000 (1)	-	0.67	11/16/2027
	1/19/2017	35,000 (1)	-	1.72	1/19/2027
	5/19/2016	36,000 (2)	-	2.54	5/21/2026
	12/10/2015	10,000 (3)	-	2.59	12/10/2025

Naomi L. Boness	6/4/2020	10,000 (4)	 ~~-~~	0.81	6/4/2030
______________
(1) Option fully vested on the date of grant.
(2) 50% vested immediately on the date of grant and one-twelfth (1/12) of the remaining 50% shares subject to the option vest every three months following the date of grant.
(3) Warrants fully vested on the date of grant.
(4) One-twelfth (1/8) of the shares subject to the warrant vest every three months following the date of grant.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors consists of five (5) directors classified into three separate classes, consisting of two (2) directors in Class I and Class III and one (1) director in Class II, with one class being elected each year to serve a staggered three-year term. Under the current Articles of Incorporation and Bylaws of the Company, elections of one class of directors are held at each annual meeting of stockholders and until their respective successors are duly qualified and elected or such earlier date of resignation or removal. Following the Annual Meeting, the terms of office of the Class I, Class II and Class III directors will expire in 2022, 2024 and 2023, respectively.

NOMINEES

The Board of Directors approved Naomi L. Boness as the nominee for election to the Board as the Class II director at the Annual Meeting. If elected, Naomi L. Boness will serve as the Class II director for a three-year term expiring in 2024. The nominee is currently an appointed director of the Company. Please see above for information concerning our incumbent directors’ standings for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee set forth above. If the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that the nominee would be unable or unwilling to serve as a director.

VOTE REQUIRED

If a quorum is present, the nominee receiving the highest number of votes will be elected to the Board. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE.

PROPOSAL TWO:

RATIFICATION OF AUDITORS

The Board has selected RSM US LLP as the Company’s independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2021. The Board recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is neither required by law nor binding on the Board, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection. The aggregate fees billed for services rendered by RSM US LLP during the years ended December 31, 2020 and 2019 are described below under the caption “Principal Accountant Fees and Services.”

Principal Accountant Fees and Services

Auditor Fee and Services in Fiscal Years 2019 and 2020

RSM US LLP was appointed as our registered independent public accountant on May 21, 2012. The fees billed by RSM US LLP for the audits of the 2019 and 2020 financial statements are as follows:

	2019	2020
Audit Fees	$361,228	$340,375
Audit-Related Fees	-	31,343
Total Audit and Audit-Related Fees	$361,228	$371,718

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, and review of the interim consolidated financial statements included in quarterly reports and services that normally provided by RSM US LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of assistance provided with respect to the Form S-8, Prospectus Supplement and Comfort Letters.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with policies of the SEC regarding auditor independence and the Audit Committee charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”). The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Firm. Pre-approval is detailed as to the particular service to category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing request for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

In fiscal years 2019 and 2020, all fees identified above under the captions “Audit Fees” and “Audit-Related Fees” that were billed by RSM US LLP were approved by the Audit Committee in accordance with SEC requirements.

VOTE REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL THREE:

REINCORPORATION OF AEMETIS, INC. FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE AND ADOPTION OF OTHER CORPORATE CHANGES

For the reasons discussed below, the Board of Directors (the “Board”) has approved and declared it is advisable and in the best interests of Aemetis, Inc. (the “Company”) and our stockholders to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our Company incorporating certain other corporate changes discussed below. For purposes of the discussion below, we, before and after the Reincorporation, are sometimes referred to as “Aemetis-Nevada” and “Aemetis-Delaware,” respectively.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix B (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this Proposal No. 3, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix C (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix D (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern Aemetis-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix E (the “Delaware Certificate of Incorporation”) (iii) a certificate of designations governing the terms of the Series B Preferred Stock of Aemetis-Delaware to be issued upon the automatic conversion of the currently outstanding Series B Preferred Stock of Aemetis-Nevada following the Reincorporation, substantially in the form appended to this proxy statement as Appendix F (the “Delaware Certificate of Designations”). In addition, assuming that our stockholders approve this Proposal No. 3, the Board will adopt bylaws for Aemetis-Delaware, substantially in the form appended to this proxy statement as Appendix G (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Aemetis-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix H (the “Delaware Indemnification Agreement”). Approval of this Proposal No. 3 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Certificate of Designations, the Delaware Bylaws and the Delaware Indemnification Agreement.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation and Certificate Designations .

Reasons for the Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. As the owners of Aemetis, Inc., any benefits provided to us by Delaware law directly benefit our stockholders. In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to the Company and our stockholders:

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our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

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the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

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the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

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the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

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the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of Aemetis, Inc. and is not aware of any present attempt by any person to acquire control of Aemetis, Inc. or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

Effects of the Reincorporation

By virtue of the Reincorporation, all of the rights, privileges and powers of Aemetis-Nevada, all property owned by Aemetis-Nevada, all debts due to Aemetis-Nevada and all other causes of action belonging to Aemetis-Nevada immediately prior to the Reincorporation will remain vested in Aemetis-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Aemetis, Inc. immediately prior to the Reincorporation will remain attached to Aemetis-Delaware following the Reincorporation. Aemetis-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, (i) all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of Aemetis-Delaware, without any action on the part of our stockholders. (ii) all of our issued and outstanding shares of Series B Preferred Stock will be automatically converted into issued and outstanding shares of Series B Preferred Stock of Aemetis-Delaware on substantially identical terms, including conversion into common stock of Aemetis-Delaware and (iii) each outstanding option or warrant to purchase a share of Aemetis-Nevada common stock or preferred stock (“Aemetis-Nevada stock”), and other equity awards relating to Aemetis-Nevada stock, will be deemed to constitute an option or warrant to purchase one share of common stock, preferred stock or equity award, as applicable, of Aemetis-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award. Additionally, each outstanding unit comprised of Aemetis-Nevada stock, warrants or rights related to Aemetis-Nevada stock will be deemed to be comprised of corresponding Aemetis-Delaware common stock or Aemetis-Delaware common stock (“Aemetis-Delaware stock”), warrants or other rights, as applicable. Aemetis-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. After the reincorporation, Aemetis-Delaware will continue to be a public reporting company and the shares of Aemetis-Delaware common stock will continue to be quoted, without interruption, on the NASDAQ under symbol “AMTX.” The shares of Aemetis-Delaware stock to be issued upon conversion of shares of Aemetis-Nevada in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). We are relying on Rule 145(a)(2) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Shares of our common or preferred stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Aemetis-Delaware stock, and shares of the Company’s common or preferred stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Aemetis-Delaware stock. The Reincorporation will not change the respective positions of Aemetis, Inc. or our stockholders under federal securities laws.

The Plan of Conversion provides that the Delaware Certificate of Incorporation will be the certificate of incorporation of Aemetis-Delaware after the reincorporation, and the Delaware Bylaws will be the bylaws of Aemetis-Delaware after the Reincorporation, in each case, unless and until later amended in accordance with Delaware law.

Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Aemetis-Delaware, all of our employee benefit and incentive plans will become Aemetis-Delaware plans, and each option, unit, equity award or other right issued under such plans will automatically be converted into an option, unit, equity award or right to purchase or receive the same number of shares of Aemetis-Delaware stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of Aemetis-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by Aemetis-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Aemetis-Delaware.

Aemetis-Nevada stockholders will not be required to exchange their Aemetis-Nevada stock certificates for new Aemetis-Delaware stock certificates. Following the effective time of the Reincorporation, any Aemetis-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Aemetis-Delaware stock certificates. Aemetis stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Other Corporate Changes

Increase in Shares of Authorized Common Stock

The Board has approved, and we are seeking stockholder approval as part of the Reincorporation of, an increase of 40,000,000 shares of our common stock authorized for issuance. Under our current articles of incorporation (the “Nevada Articles of Incorporation”), Aemetis-Nevada is authorized to issue up to 40,000,000 shares of common stock and up to 65,000,000 shares of preferred stock, par value $0.001 per share. If stockholders approve this Proposal No. 3, Aemetis-Delaware will be authorized pursuant to the Delaware Certificate of Incorporation to issue up to 80,000,000 shares of common stock and 65,000,000 shares of preferred stock, par value $0.001 per share.

The Board believes it is in the best interest of our Company to increase the number of authorized shares of common stock to give us greater flexibility in considering and planning for future potential business needs, including public offerings or private placements of our common stock for capital raising purposes and issuances of our common stock in connection with collaborations, acquisitions or in-licenses of assets, or other strategic transactions. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of common stock that will become available for issuance if this proposal is approved. Having the additional authorized shares available will provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives to assist in the recruitment and retention of employees.

Any authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the existing shares of common stock. Our stockholders do not have pre-emptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding common stock could be reduced.

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of us. The Board is not aware of any attempt, or contemplated attempt, to acquire control of us, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

NOL Protective Provisions to Preserve Certain Tax Benefits

The Board has approved, and we are seeking stockholder approval as part of the Reincorporation of, certain provisions in the Delaware Certificate of Incorporation that will create restrictions on transfers and ownership of our common stock in order to preserve our net operating loss (“NOL”) and other tax benefits.

Under the Internal Revenue Code of 1986, as amended (the “Code”), a corporation is generally allowed a deduction in any taxable year for NOLs carried over from prior taxable years. As of December 31, 2020, we had U.S. federal NOL carryforwards of approximately $194.0 million and state NOL carryforwards of approximately $224.0 million. As of December 31, 2020, the federal NOL’s of $194.0 million and the state NOL’s of $224.0 million expire on various dates between 2027 and 2040. U.S. federal NOLs post 2017 in the amount of $5.4 million have no expiration date.

The benefit of our NOLs can be reduced under Section 382 of the Code if we experience a future “ownership change,” as defined in Section 382 of the Code. In general, an ownership change occurs if there is a cumulative increase in ownership by “5-percent shareholders” (within the meaning of Section 382 of the Code) that exceeds fifty (50) percentage points over a rolling three-year period. If we were to experience a future ownership change, then the amount of taxable income in any year (or portion of a year) subsequent to the ownership change that could be offset by NOL carryforwards from periods prior to such ownership change generally could not exceed the product obtained by multiplying (i) the aggregate value of our stock immediately prior to the ownership change (with certain adjustments) by (ii) the then applicable federal long-term tax exempt rate; the resultant product is referred to as the Section 382 limitation. This Section 382 limitation is subject to certain adjustments. It is also possible in such a circumstance that the Section 382 limitation may be reduced to zero in the event we are deemed to have failed to continue the business enterprise that we engaged in before the ownership change for the two-year period following the ownership change. Thus, an ownership change could significantly reduce our annual utilization of our current and projected NOL carryforwards and cause a substantial portion or all of such NOL carryforwards to expire prior to their use.

We believe the best interests of the Company and its stockholders will be served by adopting language in the Delaware Certificate of Incorporation that is designed to reduce the likelihood of an “ownership change” by restricting certain direct and indirect acquisitions and dispositions of our common stock (and certain other interests in the Company that are treated as stock for U.S. federal tax purposes). The restrictions imposed under the proposed amendment would apply to direct and indirect holders of, or persons who would become holders of, 5.0% or more of our common stock (and certain other interests in the Company that are treated as stock for U.S. federal tax purposes). We refer to these provisions below as the charter transfer restrictions.

Summary of the Charter Transfer Restrictions

The following is a summary of the proposed charter transfer restrictions that will be set forth in the Delaware Certificate of Incorporation. This summary is qualified in its entirety by reference to the full text of the proposed Delaware Certificate of Incorporation attached hereto as Appendix D, which stockholders are urged to read in its entirety.

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Prohibited Transfers. The charter transfer restrictions generally will restrict any direct or indirect acquisition or disposition (which we refer to in this section as a transfer) of our equity securities (such as transfers of our common stock, any other interests that would be treated as “stock” of the Company under applicable Treasury regulations and warrants, rights or options to purchase any of the preceding securities (which we collectively refer to as corporation securities), including transfers that result from the transfer of interests in other entities that own our common stock) if:

1. the effect of the transfer would be to:
(a) cause the percentage stock ownership of corporation securities for purposes of Section 382 of the Code of the transferee or any other person to be at least 5.0%; or
(b) increase the percentage stock ownership of corporation securities for purposes of Section 382 of the Code of the transferee or any other person that prior to giving effect of the transfer holds at least 5.0%; or
2. the purported transferor is identified as a “5-percent shareholder” of the Company pursuant to Section 382 of the Code.

Transfers that are proscribed under the charter transfer restrictions include sales to a person (or to a group of persons treated as an “entity” under the applicable tax rules) whose resulting percentage ownership (direct or indirect) of corporation securities would exceed the 5.0% threshold discussed above or a person (or group) that is or would be a “5-percent shareholder.”

Complicated rules of constructive ownership, aggregation, segregation, combination and other stock ownership rules prescribed by the Code (and related Treasury regulations) will apply in determining whether a person or group of persons owns 5.0% or more of the Company or constitutes a “5-percent shareholder” under Section 382 of the Code, and whether one or more stockholders who each own less than five percent of the Company will be aggregated and treated as one or more “public groups,” each of which would itself be treated as a “5-percent shareholder” under Section 382 of the Code. The charter transfer restrictions do not proscribe transfers of corporation securities from and to small holders whose ownership (including by way of attribution or otherwise) does not render them either a “5-percent shareholder” or an owner of at least 5.0% of corporation securities and who are, consequently, treated as members of a “public group” under the applicable tax rules.

As a result of these rules, the charter transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than the Company, such as an interest in an entity that, directly or indirectly, owns our stock or other corporation securities. The charter transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382 of the Code) in respect of our stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership. As noted earlier, the charter transfer restrictions generally do not apply to transactions between persons who are members of a “public group” within the meaning of Section 382 of the Code. The charter transfer restrictions also do not proscribe transfers between two parties neither of whom is a “5-percent shareholder” or is or would become an owner of at least 5.0% of corporation securities.

The charter transfer restrictions will include the right for the Company to require a proposed transferee, as a condition to registration of a transfer of any corporation securities or the payment of any dividend or distribution on corporation securities, to provide all information reasonably requested regarding such person’s direct and indirect ownership of corporation securities. The charter transfer restrictions may result in the delay or refusal of certain requested transfers of corporation securities. However, no transfer will preclude the settlement of any transaction entered into through any securities exchange through which the corporation securities are then traded; provided, that no such settlement will affect the treatment of a transfer as prohibited under the charter transfer restrictions or alter the consequences of such treatment under the charter transfer restrictions.

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Consequences of Prohibited Transfers. Upon adoption of the Delaware Certificate of Incorporation, and as a result of the transfer and ownership restrictions contained therein, any direct or indirect transfer attempted in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee, and the purported transferee would not be recognized as the owner of any corporation securities (including our common stock) owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares. Corporation securities acquired in violation of the charter transfer restrictions are referred to as excess securities.

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer certificates or other evidence of ownership of the excess securities to our agent along with any dividends or other distributions paid with respect to such excess securities. In the case of a prohibited acquisition, our agent is required to sell such excess securities in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the charter transfer restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, equal to the amount paid by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to one or more unrelated charitable beneficiaries identified and selected by us. If the excess securities are sold by the purported transferee, such person will be treated as having sold the excess securities on behalf of the agent, and will be required to remit all proceeds and any other distributions with respect to such excess securities to our agent (except if and to the extent we grant written permission to the purported transferee to retain a portion of the proceeds in an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

With respect to any prohibited transfer in which the purported transferor is identified by us as a “5-percent shareholder” of the Company pursuant to Section 382 of the Code, such purported transferor must deliver the proceeds from such prohibited transfer to our agent, at which point our agent is required to sell any non-cash consideration in an arm’s-length transaction (or series of transactions). If, in such a case, the identity of the purported transferee is determined, our agent will (a) to the extent possible, return to the purported transferor all certificates or other evidence of ownership of excess securities (together with any dividends or other distributions that were received by the purported transferee from the Company with respect to the excess securities) and (b) reimburse the purported transferee up to an amount paid by such purported transferee for the excess securities (limited to and made from the sale proceeds received by the agent from the purported transferor and the agent’s sale of any non-cash consideration). If the identity of the purported transferee is not determined, or if the excess securities cannot be returned because they have been resold, the agent will use the proceeds received from the purported transferor and the agent’s sale of any non-cash consideration in order to acquire on behalf of the purported transferee, to the extent possible in an arm’s length transaction (or series of transactions), an amount of corporation securities equal to the amount of excess securities sold by the purported transferor. If the proceeds available to the agent from those sources are insufficient to fund the purchase price of such an amount of corporation securities and the agent’s cost and expenses, the purported transferor will be required to fund the deficiency.

With respect to any prohibited transfer that does not involve a transfer of corporation securities within the meaning of the DGCL, the following procedure will apply in lieu of those described above. In such case, no such purported transferee will be required to dispose of any interest that is not a corporation security, but such purported transferee and/or any person whose ownership of corporation securities is attributed to such purported transferee will be deemed to have disposed of (and will be required to dispose of) sufficient corporation securities, simultaneously with the transfer, to cause such purported transferee not to be in violation of the transfer restrictions, and such corporation securities will be treated as excess securities to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such purported transferee or such other person that was the direct holder of such excess securities from the proceeds of the sale by the agent being the fair market value of such excess securities at the time of the prohibited transfer, net of any expenses incurred by the agent. Any such direct holder of excess securities shall not be recognized as the owner of such excess securities for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such securities.

To the fullest extent permitted by law, any person who knowingly violates the charter transfer restrictions will be liable for any and all damages suffered by the Company as a result of such violation, including damages resulting from a reduction in, or elimination of, our ability to utilize the tax benefits associated with the NOLs and other tax attributes and any professional fees incurred in connection with addressing such violation.

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Modification and Waiver of Transfer Restrictions; Authority of the Board. The Board will have the discretion to approve a transfer of corporation securities that would otherwise violate the charter transfer restrictions. In deciding whether to permit a transfer that would otherwise violate the charter transfer restrictions, the Board will consider the possibility that the transfer, when combined with earlier or later (approved or otherwise unrestricted) transfers, could result in an ownership change that would limit our use of the NOL carryforwards, as described above. If, at the time of a proposed transfer, the Board has determined that no NOLs or other tax benefits of the Company may be carried forward, the charter transfer restrictions shall cease to apply. As a condition to granting its approval to an otherwise prohibited transfer, the Board may require an opinion of counsel (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOL carryforwards under Section 382 of the Code.

The Board will have the power to determine and interpret, in its sole discretion, all matters necessary for assessing compliance with the provisions of the charter transfer restrictions. These matters include (i) the identification of a 5.0% stockholder, (ii) whether a transfer is a prohibited transfer, (iii) the percentage stock ownership interest in the Company of any person for the purposes of Section 382 of the Code, (iv) whether an instrument constitutes a security of the Company, (v) the amount or fair market value due to a purported transferee pursuant to the alternate procedure described above, (vi) the interpretation of the provisions of the Delaware Certificate of Incorporation and (vii) any other matters which the Board determines to be relevant. To the extent permitted by law, the good faith determination of the Board on such matters will be conclusive and binding on all persons and entities for purposes of the charter transfer restrictions.

Reasons for Charter Transfer Restrictions.

The purpose of the charter transfer restrictions is solely to help preserve the long-term value of tax benefits associated with our accumulated and projected NOL carryforwards. The proposed transfer and ownership restrictions contained therein are designed to prohibit certain transfers of the Company’s securities in excess of amounts that, under provisions of the Code, could impair our ability to use our NOLs to reduce future income tax liability.

The charter transfer restrictions may have an anti-takeover effect because they will restrict the ability of a person or group from accumulating an aggregate of 5.0% or more of the corporation securities and the ability of persons or groups that will own 5.0% or more of the corporation securities (including our common stock) from acquiring additional corporation securities or transferring such corporation securities. The charter transfer restrictions are not in response to any effort to accumulate the common stock or to obtain control of the Company. We consider the charter transfer restrictions to be reasonable and in the best interests of the Company and its stockholders because the transfer and ownership restrictions contained therein reduce certain of the risks related to our ability to use our NOL carryforwards and other tax attributes in the future to reduce our tax liability. The Board has determined that the fundamental importance to our stockholders of maintaining the availability of our NOL carryforwards and other tax attributes is a more significant consideration than any indirect potential “anti-takeover” effect the charter transfer restrictions may have.

Effectiveness and Enforceability.

Although the charter transfer restrictions are intended to reduce the likelihood of an ownership change, for a number of reasons, we cannot eliminate the possibility that an ownership change will occur even if the Reincorporation is approved and the Delaware Certificate of Incorporation is adopted. For example:

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the Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our or our stockholders’ best interests;
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a court could find that part or all of the charter transfer restrictions are not enforceable, either in general or as applied to a particular stockholder or fact situation;

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even if the charter transfer restrictions are approved and become effective, there is still a risk that certain changes in relationships among stockholders or other events not proscribed under the proposed Delaware Certificate of Incorporation could contribute to or cause an ownership change under Section 382 of the Code; and
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an ownership change could be caused or contributed to as a result of our own actions, such as issuing, repurchasing or redeeming shares of our common stock, which we remain free to do if our Board determines that it is in our or our stockholders’ best interests to do so.

As a result of these and other factors, the charter transfer restrictions would serve to reduce, but would not eliminate, the risk that we will undergo a Section 382 ownership change. Accordingly, we cannot assure you that an ownership change will not occur even if the charter transfer restrictions become effective.

Certain Considerations Relating to the Charter Transfer Restrictions.

The Board believes that attempting to protect the NOLs and other tax benefits is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an ownership change will occur even if the Delaware Certificate of Incorporation is approved. You should consider the factors below when making your decision.

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Future Use and Amount of the NOLs and Other Tax Benefits Is Uncertain. Our use of the NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you that we will have taxable income in any applicable period or, if we do, that such income or the NOLs or other tax benefits at such time will exceed any potential limitation under Section 382 of the Code.
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Potential Challenge to the NOLs and Other Tax Benefits. The amount of the NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Section 382 of the Code and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of the NOLs and other tax benefits available to us at such time even if the charter transfer restrictions are in place.
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Continued Possibility of Ownership Change. Although the charter transfer restrictions are intended to reduce the likelihood of an ownership change by, among other things, making certain transfers of our common stock void ab initio, we cannot assure you that they will be effective. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of our common stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.
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Potential Effects on Liquidity. The charter transfer restrictions are intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the charter transfer restrictions reduce the number of persons willing to acquire our common stock or the amount they are able to acquire. A stockholder may violate the restrictions on transfer and ownership set forth in the charter transfer restrictions upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.
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Potential Impact on Value. If the Delaware Certificate of Incorporation is approved, the Board intends to include a legend conspicuously noting the restrictions on transfer and ownership included in the charter transfer restrictions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5.0% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able or willing to purchase our common stock, the charter transfer restrictions could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs and future tax benefits.

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Anti-Takeover Effect. The Board adopted the charter transfer restrictions to diminish the risk that our ability to use the NOLs and other tax benefits to reduce potential federal and state income tax obligations becomes limited. Nonetheless, the charter transfer restrictions may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 5.0% or more of our common stock and the ability of persons, entities or groups now owning more than 5.0% of our common stock from acquiring additional shares or disposing of shares of our common stock without the approval of the Board. The charter transfer restrictions could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

The Board believes that it is advisable and in our best interests and in the best interests of the stockholders to approve and adopt the Delaware Certificate of Incorporation to impose certain restrictions on transfers and ownership of our common stock in order to prevent the inadvertent loss of our NOLs and future tax benefits.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Certificate of Designations, the Delaware Bylaws and the Delaware Indemnification Agreement.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws.

Federal Income Tax Consequences of the Reincorporation

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to- market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired Aemetis-Nevada common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold Aemetis-Nevada common stock and will hold Aemetis-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of Aemetis-Nevada common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Aemetis-Nevada common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of Aemetis-Delaware’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Aemetis-Nevada’s common stock converted therefor, and (3) the holding period of the shares of Aemetis-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of Aemetis-Nevada’s common stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Aemetis-Nevada previously filed with the SEC will remain the financial statements of Aemetis-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Blank Check Stock

Aemetis-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Aemetis-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Aemetis-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Aemetis-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Aemetis-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Aemetis-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Aemetis-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Aemetis-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

As a result of differences between the NRS and the DGCL, as well as differences between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand, the Reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the NRS and the DGCL, the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation, and the Nevada Bylaws and the Delaware Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the Reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to the Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and the Delaware Bylaws.

Provision	NRS, Aemetis-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Amendment of Charter Documents
The NRS requires that, except with respect to changing a corporation’s registered agent, which requires only a filing by the corporation of a statement of change, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, the board of directors must adopt a resolution setting forth the amendment proposed and submit the proposed amendment to the stockholders for approval. followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

The NRS also requires that (i) unless otherwise provided in the articles of incorporation, a corporation may decrease the number of issued and outstanding shares of a class or series without decreasing the number of authorized shares of such class or series if the board of directors adopts a resolution regarding such action and it is then approved by the affirmative vote of the majority of the shares of the affected class or series (or such greater proportion provided for in the articles of incorporation) and
(ii) unless otherwise provided in the articles of incorporation, a corporation may change the number of shares of a class or series of its authorized stock and the par value of such shares (and thus change the number of issued and outstanding shares of such stock) by a resolution adopted by the board of directors without the approval of the stockholders. However, if any proposed change to the number of authorized shares would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

The NRS also requires that no stock issued as fully paid up may ever be assessed and the articles of incorporation must not be amended regarding this provision.

Aemetis, Inc.’ Articles of Incorporation currently authorizes the Company to issue up to 105,000,000 shares, 40,000,000 of which shall be common stock.

The DGCL provides that an amendment to the certificate of incorporation must be effected by a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote, provided that unless otherwise expressly required by the certificate of incorporation, no meeting or vote of stockholders shall be required to adopt an amendment to change the corporation’s name or delete certain provisions regarding (i) the corporation’s incorporator, the initial board of directors or subscribers for shares or (ii) a change to the corporation’s stock after such change has become effective. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.

Aemetis, Inc.’ Certificate of Incorporation will authorize the Company to issue up to 145,000,000 shares, 80,000,000 of which shall be common stock.

Amendment of Bylaws
The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Delaware law states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.
Delaware law restricts the ability of the board of directors to amend the company’s bylaws unless the company’s certificate of incorporation provides otherwise.

Number of Authorized Directors
Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors, provided that at least one-fourth of the total number of directors is elected annually.
	Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.	The Delaware Bylaws are similar to our current Bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution.

Number of Authorized Shares
Aemetis, Inc.’s existing Articles of Incorporation provides that it is authorized to issue up to 40,000,000 shares of common stock, par value $0.001 per share, and up to 65,000,000 shares of preferred stock, par value $0.001 per share.

Under Aemetis-Delaware’s proposed Certificate of Incorporation, it will be authorized to issue up to 80,000,000 shares of common stock, par value
$0.001 per share, and 65,000,000 shares of such preferred stock, par value
$0.001 per share.

The total number of shares that Aemetis-Delaware will be authorized to issue, as well as the total number of shares of common stock that Aemetis-Delaware will be authorized to issue, will be increased.

Filling Vacancies on the Board of Directors
The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless otherwise provided in the articles of incorporation. NRS provides that unless otherwise provided in the articles of incorporation, upon a resignation by a director, the board may fill the vacancy or vacancies at the time of such resignation, with such director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

The Company’s existing Articles of Incorporation and Bylaws are consistent with the NRS regarding Board vacancies.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Bylaws provide that any vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled solely by the Board.

Removal of Directors
The NRS provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Delaware Certificate of Incorporation provides that subject to any special rights of the holders of one or more series of preferred stock to elect directors, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Company entitled to vote on the election of directors.

Interested Party Transactions
The NRS provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board of directors, committee or stockholders and the transaction is approved or ratified by the board of directors or committee in good faith without counting the vote of the interested director or officer, or by a vote of stockholders holding a majority of the voting power in good faith, (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Stockholder Voting – Quorum
The NRS provides that unless the articles of incorporation or bylaws provide otherwise, the majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business.
Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.

Duration of Proxies
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.

The existing Articles of Incorporation is consistent with the NRS requirement above.
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation.

Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

Special Meetings of Stockholders
Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders.

The Company’s existing Bylaws provide that special meetings of the stockholders for any purpose may be called at any time by the president and shall be called by the president or secretary at the request, in writing, of a majority of the Board, or at the request, in writing, of stockholders entitled to exercise a majority of the voting power of the corporation.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that a special meeting of stockholders may be called by the Secretary only at the request of the chairman of the Board, the Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the Board.

Nevada law provides for the explicit authority of the entire board of directors, any two directors or the president to call special meetings, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

Stockholder Action by Written Consent
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the stockholders holding shares representing at least a majority of the voting power, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.

The Company’s existing Articles of Incorporation and Bylaws are consistent with the NRS regarding Board stockholder action by written consent.

The comparable provision of the DGCL provides that unless the articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.

The Delaware Certificate of Incorporation provides that no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with the Delaware Bylaws, and no action shall be taken by the stockholders by written consent.
The Delaware Certificate of Incorporation will no longer provide for stockholder action by written consent.

Failure to Elect Directors
The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting
The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.

The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.

The Delaware Bylaws provide that for nominations for the election to the Board to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Company not earlier than fifty (50) days nor more than eighty (80) days in advance of the scheduled date of the annual meeting of stockholders, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than sixty (60) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the meeting was mailed or (b) the day on which such public disclosure was made.

Adjournment of Stockholder Meetings
Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.

Stockholder Inspection Rights
Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.
Delaware law is less restrictive regarding stockholder inspection of the Company’s books and records

Limitation on Director Liability
Under the NRS, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Under the NRS, directors who make unlawful distributions to stockholders are jointly and severally liable, at any time within 3 years after each violation, to the corporation and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of such distribution, unless such director dissented at the meeting approving such action or upon learning of such action.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions of the Delaware Certificate of Incorporation are consistent with the DGCL regarding limitation of liability.
Delaware law is more extensive in the enumeration of actions under which a company may not eliminate a director’s personal liability.

Indemnification
Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The provisions of the Delaware Certificate of Incorporation and Delaware Bylaws are consistent with the DGCL regarding indemnification.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

We expect to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

Advancement of Expenses
The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

The provisions of the Delaware Certificate of Incorporation consistent with the DGCL regarding advancement of expenses.

Business Combination Statute
The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder of a corporation for three years after such holder becomes an interested stockholder of such corporation (the “Business Combination Statute”), unless such corporation’s articles of incorporation expressly elect not to be governed by the Business Combination Statute. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and, at any time within three years immediately before the date in question, was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three-year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership as soon as practicable and would not have been a 15% stockholder in the preceding three years but for the acquisition of ownership.

Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Control Share Acquisition Statute
The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.
Delaware law provides less protection to companies whose stockholders acquire a controlling interest.

Appraisal or Dissenters’ Rights
Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i)            listed on a national securities exchange; or
(ii)            traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or
(iii)            issued by an open-end management investment company registered under the Investment Company Act of 1940, as amended, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i)            listed on a national securities exchange;
(ii)            included in the national market system by the National Association of Securities Dealers, Inc.; or
(iii)            held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

Taxes and Fees
Nevada charges corporations incorporated in
Nevada an annual $500 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $75 to a maximum of $35,000.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of Aemetis-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

The Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Aemetis-Nevada and our stockholders. The Board may consider the number of shares requesting dissenter’s rights in making this determination whether or not to terminate or abandon the Reincorporation to Delaware.

VOTE REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the voting power of the Company. Abstentions will be counted as votes “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION OF AEMETIS, INC. INTO A DELAWARE CORPORATION.

PROPOSAL FOUR:

RATIFICATION OF THE PROPOSED AMENDMENT TO THE AEMETIS, INC. 2019 STOCK PLAN

This Proposal seeks ratification of an amendment to the Aemetis, Inc. 2019 Stock Plan (the “Plan”) that will increase the shares available for issuance under the Plan pursuant to the automatic annual increase of the reserved shares under the Plan (the “Amendment”).

Amendment to the Aemetis, Inc. 2019 Stock Plan

We strongly believe that equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. We believe that equity awards are a competitive necessity in the environment in which we operate, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees and service providers. We believe that the Aemetis, Inc. 2019 Stock Plan presently has insufficient shares reserved for future option grants. In this connection, we propose to amend the Aemetis, Inc. 2019 Stock Plan to increase the shares available for issuance under the Plan pursuant to the automatic annual increase of the reserved shares under the Plan. Under the current Plan, the shares available for issuances under the Plan are automatically increased each year in an amount equal to the lesser of (i) four percent (4%) of the sum of (A) the number of shares outstanding on the date that the original version of the Aemetis, Inc. 2019 Stock Plan was adopted plus (B) the number of shares issuable pursuant to outstanding awards under the Company’s prior stock plans, or (ii) such number as determined by the Governance, Compensation and Nominating Committee. After the Amendment, the shares available for issuances under the Plan will be automatically increased each year in an amount equal to the lesser of (i) four percent (4%) of the number of shares outstanding on the first day of the applicable fiscal year, or (ii) such number as determined by the Governance, Compensation and Nominating Committee. This will have an effect of increasing the number of reserved shares automatically increased each year under the Plan.

The foregoing is a summary of the material terms and conditions of the Amendment, subject to stockholder ratification. This summary, however, does not purport to be a complete description of all provisions of the Amendment and is qualified in its entirety by reference to the Amendment, included with this proxy statement as Appendix A.

The Board of Directors adopted the amendment approving such increase on July 6, 2021, subject to stockholder ratification at the Annual Meeting.

VOTE REQUIRED

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” TO RATIFY THE PROPOSED AMENDMENT TO THE AEMETIS, INC. 2019 STOCK PLAN.

PROPOSAL FIVE:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Reincorporation Proposal, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies. In that event, we will ask our shareholders to vote upon all proposals referenced herein other than the Reincorporation Proposal.

In this proposal, we are asking our shareholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the Reincorporation Proposal. If our shareholders approve the adjournment proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Reincorporation Proposal, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our shareholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

VOTE REQUIRED

Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZATION TO ADJOURN THE ANNUAL MEETING.

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

The following table sets forth the name, age (as of July 12, 2021) and position of each of our named executive officers for 2020.

Name	Age	Position
Eric A. McAfee	58	Chief Executive Officer and Chairman of the Board
Todd A. Waltz	60	Executive Vice President, Chief Financial Officer and Secretary
Andrew B. Foster	56	Executive Vice President and Chief Operating Officer

The information provided below is biographical information about each named executive officer, excluding Mr. McAfee. For information concerning Mr. McAfee, see “Board Leadership Structure and Board’s Role in Risk Oversight” above.

Andrew B. Foster has served as Executive Vice President of the Company and President and Chief Operating Officer of Aemetis Advanced Fuels Keyes, Inc., a wholly-owned subsidiary of the Company, since June 2008. Mr. Foster joined American Ethanol in March 2006. Mr. Foster served as Vice President of Corporate Marketing for Marimba, Inc., an enterprise software company, which was acquired by BMC Software (“BMC”) in July 2004. From July 2004 to April 2005, Mr. Foster served as Vice President of Corporate Marketing for the Marimba product line at BMC. In April 2005, Mr. Foster was appointed Director of Worldwide Public Relations for BMC and served in that capacity until December 2005. From May 2000 to March 2003, Mr. Foster served as Director of Corporate Marketing for eSilicon Corporation, a fabless semiconductor company. Mr. Foster also served as Associate Director of Political Affairs at the White House from 1989 to 1992, and Deputy Chief of Staff to Illinois Governor Jim Edgar from 1995 to 1998. Mr. Foster holds a Bachelor of Arts degree in Political Science from Marquette University in Milwaukee, Wisconsin.

Todd A. Waltz has served as our Executive Vice President, Chief Financial Officer and Secretary since March 2010. From 2007 to March 2010, Mr. Waltz served as the Company’s Corporate Controller. From 1994 to 2007, Mr. Waltz served in a variety of senior financial management roles with Apple, Inc. in Cupertino, CA. Prior to this, Mr. Waltz worked with Ernst & Young. Until November 2013, Mr. Waltz served as Chief Executive Officer and sole board member of Vision Global Solutions, Inc. (OTC: VIGS). Mr. Waltz is a Certified Public Accountant (inactive) in the state of California. Mr. Waltz holds a Bachelor of Arts degree from Mount Union College, an MBA from Santa Clara University and a Master of Science degree in Taxation from San Jose State University.

Each executive officer is chosen by the Board and holds office until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities for the fiscal years 2019 and 2020 to the named executive officers, which includes the Company’s Chief Executive Officer and the Company’s other two most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Options Awards(1) ($)	Other Compensation ($)	Total Compensation ($)

Eric A. McAfee (2), Chief Executive Officer	2020	310,000	50,000	-	-	360,000
	2019	310,000	50,000	-	-	360,000

Todd A. Waltz, Chief Financial Officer	2020	250,000	50,000	147,464	10,000	457,464
	2019	250,000	50,000	111,507	10,000	421,507

Andrew B. Foster, Executive Vice President	2020	230,000	50,000	134,279	9,200	423,479
	2019	230,000	50,000	97,074	9,200	386,274
______________
(1) These amounts reflect the value determined by the Company for accounting purposes for these awards with respect to the current fiscal year and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options or warrants). This column represents the aggregate grant date fair value of stock options granted during fiscal years 2019 and 2020 to each of the named executive officers, in accordance with ASC Topic 718 Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made when calculating the amounts in this column are found in Note 10 (Stock-Based Compensation) of the Notes to Consolidated Financial Statements in Part II, Item 8 of the 2020 Annual Report filed with the SEC on March 15, 2021.
(2)  Mr. McAfee’s compensation is solely for his service as an executive officer and he does not receive any additional compensation for his service as Chairman of the Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2020)

The following table shows all outstanding equity awards held by the named executive officers at the end of fiscal year 2020.

OPTIONS/WARRANTS AWARDS

Name	Award Date	No. of Securities underlying unexercised options/warrants (#) exercisable	No. of Securities underlying unexercised options/warrants (#) unexercisable	Options/Warrant exercise price ($)	Option/ Warrant expiration date

Todd A. Waltz	3/28/2020	37,500 (2)	112,500 (2)	0.60	3/28/2030
	1/9/2020	30,000 (2)	90,000 (2)	0.86	1/9/2030
	6/6/2019	32,500 (2)	32,500 (2)	0.92	6/5/2029
	1/8/2019	70,000 (2)	50,000 (2)	0.70	1/7/2029
	5/17/2018	50,000 (2)	10,000 (2)	1.71	5/16/2028
	1/18/2018	110,000 (2)	10,000 (2)	0.70	1/18/2028
	11/16/2017	30,000 (1)	-	0.67	11/16/2027
	1/19/2017	100,000 (2)	-	1.72	1/19/2027
	5/19/2016	120,000 (2)	-	2.54	5/21/2026
	12/10/2015	20,000 (3)	-	2.59	5/10/2025
	5/21/2015	20,000 (2)	-	4.35	5/21/2022

Andrew B. Foster	3/28/2020	37,500 (2)	112,500 (2)	0.60	3/28/2030
	1/9/2020	25,000 (2)	75,000 (2)	0.86	1/9/2030
	6/6/2019	30,000 (2)	30,000 (2)	0.92	6/5/2029
	1/8/2019	48,333 (2)	41,667 (2)	0.7	1/7/2029
	5/17/2018	50,000 (2)	10,000 (2)	1.71	5/16/2028
	1/18/2018	91,667 (2)	8,333 (2)	0.7	1/18/2028
	1/19/2017	100,000 (2)	-	1.72	1/19/2027
	5/19/2016	100,000 (2)	-	2.54	5/21/2026
	12/10/2015	20,000 (3)	-	2.59	5/10/2025
	5/21/2015	20,000 (2)	-	4.35	5/21/2022
______________
(1) Option fully vested on the date of grant.
(2) One-twelfth (1/12) of the shares subject to the option vest every three months following the date of grant.
(3) One-twelfth (1/12) of the shares subject to the warrant vest every three months following the date of grant.

STOCK OPTION GRANTS (2020)

The exercise price for stock option awards granted during 2020 was set at the closing price as reported by NASDAQ on the date of grant, and each such award has a term of 10 years from the date of grant. One twelfth (1/12th) of the shares subject to the options granted to employees and executives during January 2020, March 2020 and April 2020 vest every three months from the date of grant. Grants to non-employee Board members vested immediately. No outstanding stock option awards were materially modified during 2020.

OPTION EXERCISES AND STOCK VESTED (2020)

None.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We are party to the following agreements with our named executive officers:

Eric A. McAfee

Effective September 1, 2011, the Company entered into an employment agreement with Mr. McAfee in connection with his continuing responsibilities as Chief Executive Officer. Under Mr. McAfee’s employment agreement, he originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $250,000 per year to $310,000 per year. Effective January 1, 2020, Mr. McAfee entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. In addition, Mr. McAfee is entitled to an annual cash bonus in an amount determined by the Board of Directors based upon attainment of certain performance milestones as determined by the Board from time to time. For 2019, the annual bonus for Mr. McAfee was determined by taking into consideration the profitability of future operations, likelihood of future success of the company, and executive leadership participation qualities, adjusted by the impact of external policy, political and economic events as positive or negative influences on the amount of difficulty required to execute on the business plan. This amount was then scaled to $50,000 to reflect the amount of cash available for executive bonuses for the 2020 fiscal year. The initial term of Mr. McAfee’s employment agreement was for three years with automatic one-year renewals thereafter, unless terminated by either party on sixty days’ notice prior to the end of the then-current period.

If, prior to a Change in Control (as defined in the agreement), Mr. McAfee is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. McAfee is entitled to receive severance benefits of (i) cash payments equal to his then-current base salary for a period of twelve (12) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of six (6) months following the date of termination or until such time as Mr. McAfee is covered under another employer’s group policy for such benefits. If, on or following a Change in Control, Mr. McAfee’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Todd A. Waltz

On March 15, 2010, the Company entered into an employment agreement with Mr. Waltz to serve as the Company’s Chief Financial Officer. Under Mr. Waltz’s employment agreement, Mr. Waltz originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $230,000 per year to $250,000 per year. . Effective January 1, 2020, Mr. Waltz entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. Mr. Waltz is entitled to an annual bonus of up to $50,000. For 2019, the annual bonus for Mr. Waltz was based on an estimation of his contribution to the goals achieved by the Company, as defined by the same formula applied to the Chief Executive Officer. The initial term of Mr. Waltz’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.

If, prior to a Change in Control (as defined in the agreement), Mr. Waltz is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Waltz is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of one (1) year payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Waltz is covered under another employer’s group policy for such benefits. If, on or following a Change of Control, Mr. Waltz’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Andrew B. Foster

On May 22, 2007, the Company entered into an employment agreement with Mr. Foster to serve as the Company’s Executive Vice President and Chief Operating Officer. Under Mr. Foster’s employment agreement, Mr. Foster originally received an annual salary of $180,000 per year, subject to annual review and adjustments. Effective January 1, 2017, the Governance, Compensation and Nominating Committee approved an increase in his annual salary from $210,000 per year to $230,000 per year. Effective January 1, 2020, Mr. Foster entered into an employment agreement on substantially the same terms as the prior agreement except for the change of control increase to a period of twelve (12) months. Mr. Foster is entitled to a discretionary annual bonus of up to $50,000. For 2019, the annual bonus for Mr. Foster was based on an estimation of his contribution to the goals achieved by the Company, as defined by the same formula applied to the Chief Executive Officer. The initial term of Mr. Foster’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.

If, prior to a Change in Control (as defined in the agreement), Mr. Foster is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Foster is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of one (1) year payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Foster is covered under another employer’s group policy for such benefits. If, on or following a Change of Control, Mr. Foster’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL (2020)

The following table quantifies the estimated payments and benefits that would be provided to each named executive officer upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2020, pursuant to those arrangements described above in detail under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.” The values related to vesting of stock options and awards are based upon the fair market value of our common stock of $2.49 per share as reported on the NASDAQ Global Market on December 31, 2020, the last trading day of our fiscal year. Actual payments made at any future date would vary, including based upon the amount the named executive officer would have accrued under the applicable benefit or compensation plan as well as based upon the price of our common stock

Name	Category of Benefit	Termination Without Cause or Constructive Termination Not in Connection with a Change in Control ($)	Termination Without Cause or Constructive Termination in Connection with or after a Change in Control ($)
Eric A. McAfee	Salary	310,000	310,000
	COBRA	41,760	41,760
	Equity Acceleration	-	-
	Total	351,760	351,760

Todd A. Waltz	Salary	250,000	250,000
	COBRA	39,944	39,944
	Equity Acceleration	-	525,550
	Total	289,944	815,494

Andrew B. Foster	Salary	230,000	230,000
	COBRA	41,455	41,455
	Equity Acceleration	-	479,275
	Total	271,455	750,730

EQUITY COMPENSATION PLANS

On April 29, 2019, the Aemetis 2019 Stock Plan (the “2019 Stock Plan”) was approved by stockholders of the Company. This plan permits the grant of Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine in its discretion. The 2019 Stock Plan’s term is 10 years and supersedes all prior plans. The 2019 Stock Plan authorized the issuance of 200,000 shares of common stock for the 2019 calendar year, in addition to permitting transferring and granting any available and unissued or expired options under the Amended and Restated 2007 Stock Plan in an amount up to 177,246 options. With the approval of the 2019 Stock Plan, the Zymetis 2007 Stock Plan and the Amended and Restated 2007 Stock Plan (collectively, the “Prior Plans”) were terminated any no further options may be granted under either Prior Plan. However, any options granted prior to the 2019 Stock Plan was approved will remain outstanding and can be exercised, and any expired options will be available to grant under the 2019 Stock Plan.

The Company’s shareholders approved the Company’s 2007 Stock Plan at the Company’s 2010 Annual Shareholders Meeting. The Company’s shareholders further approved an amendment to the 2007 Stock Plan at the 2015 Annual Shareholders Meeting to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year. On July 1, 2011, the Company acquired the 2006 Stock Plan pursuant to the acquisition of Zymetis, Inc. and gave Zymetis, Inc. option holders the right to convert shares of Zymetis, Inc. into the Company’s common stock pursuant to the terms provided in the 2006 Stock Plan. During 2015, the Company established an Equity Inducement plan pursuant to which 100,000 shares were made available specifically to attract human talent. The following table provides information about the Prior Plans and the compensatory warrants and options as of December 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)

Aemetis 2019 Stock Plan Approved by Shareholders	2,279,086	0.74	281,202
Aemetis Amended & Restated 2007 Stock Plan Approved by Shareholders	3,047,500	1.44	-
Equity in the form of warrants Approved by Shareholders	95,000	2.59	-
Equity in the form of options issued to new hire employees not approved by security holders	-	-	100,000

Total	5,421,586		381,202
______________
 (1) Amount consists of shares available for future issuance under the Prior Plans.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The following is the report of the Governance, Compensation and Nominating Committee of the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Governance, Compensation and Nominating Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Executive Compensation section with management, and based on that review and discussion, the Governance, Compensation and Nominating Committee recommended to the Board that the foregoing Executive Compensation section be included in our Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s proxy statement for the 2021 Annual Meeting of Stockholders.

Respectfully submitted, Governance, Compensation and Nominating Committee Lydia I. Beebe (Chair) Francis P. Barton John R. Block

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 6, 2021, regarding the beneficial ownership of each class of our voting stock, including (a) each stockholder who is known by the Company to own beneficially in excess of 5% of each class of our voting stock; (b) each director; (c) the Company’s named executive officers; and (d) the Company’s executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership of common stock is based upon 31,570,076 shares of common stock outstanding as of July 6, 2021. The percentage of beneficial ownership of Series B preferred stock is based upon 1,323,394 shares of Series B preferred stock outstanding as of July 6, 2021. Unless otherwise identified, the address of the directors and officers of the Company is 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

	Common Stock		Series B Preferred Stock
Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Officers & Directors
Eric A. McAfee (1)	2,781,548	8.81%	-	*
Francis Barton (2)	421,952	1.34%	-	*
Lydia I. Beebe (3)	309,397	0.98%	-	*
John R. Block (4)	411,627	1.30%	-	*
Naomi L. Boness (5)	57,550	0.18%	-	*
Andrew Foster (6)	106,941	0.34%	-	*
Todd A. Waltz (7)	535,855	1.70%	-	*

All officers and directors as a group (7 Persons)	4,624,870	14.65%	-	*

5% or more Holders
Third Eye Capital (8) 161 Bay Street, Suite 3930 Toronto, Ontario M5J 2S1	1,598,608	5.06%	-	*

Mahesh Pawani Villa No. 6, Street 29, Community 317, Al Mankhool, Dubai, United Arab Emirates	53,536	*	400,000	30.23%

Frederick WB Vogel 1660 N. La Salle Drive Chicago, IL 60614	53,144	*	350,000	26.45%
______________
(1) Includes 2,781,548 shares held by McAfee Capital, LLC, a company owned by Mr. McAfee. McAfee Capital has directly or indirectly pledged all of these shares as security for Third Eye Capital debt arrangements.
(2) Includes 33,452 shares held by Mr. Barton, 373,500 shares issuable pursuant to options exercisable within 60 days of July 6, 2021, and 15,000 common stock warrants fully exercisable.
(3) Includes 19,397 shares held by Ms. Beebe 290,000 shares issuable pursuant to options exercisable within 60 days of July 6, 2021.
(4) Includes 54,627 shares held by Mr. Block, 347,000 shares issuable pursuant to options exercisable within 60 days of July 6, 2021, and 10,000 common stock warrants fully exercisable.
(5) Includes 1,300 shares held by Ms. Boness, 56,250 shares issuable pursuant to options exercisable within 60 days of July 6, 2021.
(6) Includes 3,311 shares held by Mr. Foster, 106,941 shares issuable pursuant to options exercisable within 60 days of July 6, 2021.
(7) Includes 167,940 shares held by Mr. Waltz, 367,915 shares issuable pursuant to options exercisable within 60 days of July 6, 2021.
(8) Includes 1,151,373 shares held by Third Eye Capital Management, 436,569 shares held by Roytor & Co., and 10,666 shares held by Sprott Private Credit Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based upon a review of those forms and representations regarding the need for filing Form 5, we believe during the year ended December 31, 2020 that each of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company during and with respect to fiscal year 2020 and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions entered into in fiscal years 2020 and 2019 and any currently proposed transaction, (i) in which the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) in which any director, executive officer, five percent stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Audit Committee is responsible for reviewing and approving in advance any proposed related person transactions. The Governance, Compensation and Nominating Committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies.

The Company owes Eric McAfee, the Company’s Chairman and CEO, and McAfee Capital LLC (“McAfee Capital”), owned by Eric McAfee, $1.1 million in connection with employment agreements and expense reimbursements previously accrued as salaries expense and accrued liabilities. The balance accrued related to these employment agreements was $0.4 million as of December 31, 2019. For the years ended December 31, 2020 and 2019, the Company expensed $23 thousand and $36 thousand, respectively, to reimburse actual expenses incurred by McAfee Capital and related entities. The Company previously prepaid $0.2 million to Redwood Capital, a company controlled by Eric McAfee, for the Company’s use of flight time on a corporate jet. As of December 31, 2020, $0.1 million remained as a prepaid expense.

As consideration for the reaffirmation of guaranties required by Amendment No. 13 and 14 to the Note Purchase Agreement which the Company entered into with Third Eye Capital on March 1, 2017 and March 27, 2018 respectively, the Company also agreed to pay $0.2 million annually as consideration to McAfee Capital in exchange for its willingness to provide the guaranties. On May 7, 2020 the Audit Committee of the Company approved a guarantee fee of 0.4% on the outstanding balance of Third Eye Capital Notes annually. The balance of $0.8 million and $0.3 million remained as an accrued liability for guaranty fees as of December 31, 2020 and December 31, 2019, respectively.

The Company owes various members of the Board amounts totaling $1.2 million as of December 31, 2020 and December 31, 2019, for each period, in connection with board compensation fees, which are included in accounts payable on the balance sheet. For the years ended December 31, 2020 and 2019, the Company expensed $0.4 million and $0.3 million, respectively, in connection with board compensation fees.

We employ Mr. Adam McAfee as Vice President, Finance at the base salary of $180,000. Mr. Adam McAfee is the brother of Mr. Eric McAfee, our Chief Executive Officer and Chairman of the Board. Mr. Adam McAfee received compensation, including stock option of $33,448 during the fiscal year 2020 and, $30,546 during the fiscal year 2019.

OTHER MATTERS

Management does not know of any matter to be brought before the Annual Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call our Corporate Secretary, Todd Waltz, at (408) 213-0940 or write to Aemetis, Inc. at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. They may also send an email to our Corporate Secretary at twaltz@aemetis.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, Attention: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Todd Waltz
Corporate Secretary
Aemetis, Inc.

July 12, 2021

Appendix A
AEMETIS, INC.

AMENDED AND RESTATED 2019 STOCK PLAN

1.   Purposes of this Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.  Effective Date and Term. The original version of the Plan became effective on April 25, 2019 upon its approval by the stockholders (the “Effective Date”). The Plan was amended and restated by the Board as set forth herein effective April 3, 2020, subject to approval by the Company’s stockholders in accordance with Section 24. Unless sooner terminated under Section 17, this Plan shall continue in effect for a term of ten (10) years following the date that the original version of this Plan was adopted by the Board, except with respect to Awards then outstanding. This Plan replaces the Prior Plans for Awards granted on or after the Effective Date. Following the Effective Date, no further awards have been or will be granted under the Prior Plans and any outstanding awards granted under the Prior Plans shall continue to be subject to the terms and conditions of the applicable Prior Plan.

3.  Definitions. As used herein, the following definitions shall apply

(a)
“2007 Plan” means the Second Amended and Restated 2007 Stock Plan, as Amended and Restated February 19, 2015.

(b)
“Administrator” means the Board or any of its Committees as shall be administering this Plan in accordance with Section 4 hereof.

(c)
“Applicable Laws” means any applicable legal requirements relating to the administration and issuance of Awards under this Plan, including the requirements of U.S. state corporate laws, U.S. federal and state securities laws, the Code, the requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under this Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any amendments thereto and any successor statutes or regulations, where necessary as determined by the Administrator in its sole discretion.

(d)
  “Award“Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)
  “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan. The Award Agreement is subject to the terms and conditions of this Plan

(f)
  “Board” means the Board of Directors of the Company.

(g)
  “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (ii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (ii)(B)(3). For purposes of this subsection (ii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

(i)
Committee means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

1

(j) “Common Stock” means the common stock of the Company, par value $0.001 per share or such other class of shares or other securities as may be applicable under Section 15 of this Plan.

(k)    “Company” means Aemetis, Inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(m)    “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations promulgated thereunder.

(q) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or
(iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)
“Fiscal Year” means the fiscal year of the Company.

                                 (t)  “Incentive  Stock Option” means an Option that by its terms qualifies or is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                                 (v)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)
“Option” means a stock option granted pursuant to Section 8 of this Plan.

(x)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)
“Participant” means the holder of an outstanding Award.

(z)
“Performance Goals” will have the meaning set forth in Section 13 of this Plan.

(aa)        “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb)        “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12.

2

(cc)            “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12.

(dd)           “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)
“Plan” means this Amended and Restated Aemetis, Inc. 2019 Stock Plan, as amended or restated from time to time.

(ff)
“Prior Plans” means the 2007 Plan and the Zymetis Plan

(gg)            “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 10 of this Plan, or issued pursuant to an early exercise of an Option.

(hh)             “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 11. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)               “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(jj)
“Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)
“Service Provider” means an Employee, Director or Consultant.

(ll)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 below.

(mm)            “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)
“Zymetis Plan” means the Zymetis, Inc. 2006 Stock Incentive Plan.

4.
 Stock Subject to this Plan.

(a) Base Shares Subject to the Plan. Subject to the provisions of this Section 4 and Section 15 of this Plan, the maximum aggregate number of Shares that may be awarded and sold under this Plan shall not, as of July 1, 2021 exceed 4,558,621 Shares, provided that such number shall be subject to an annual increase as provided in clause (b) below. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. The number of Shares available for issuance under this Plan as set forth in clause (a) above will be increased on the first day of each Fiscal Year beginning with the 2022 Fiscal Year, in an amount equal to the lesser of (i) four percent (4%) of the sum of (A) the number of Shares outstanding on the first day of such Fiscal Year plus (B) 2,541,823, or (ii) such number of Shares otherwise determined by the Board.

(c)  Lapsed Awards. If an Award or an award under a Prior Plan expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under this Plan. Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under this Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus any increase in the aggregate Share number per Section 3(b), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under this Plan under this Section 3(c).

5.
 Administration of this Plan.

(a)  Administrator. This Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. Different Committees with respect to different groups of Service Providers may administer this Plan.

3

(b)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(c)  Powers of the Administrator. Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)
to determine the Fair Market Value;

(ii)
    to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)
to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)
to determine the terms and conditions of any, and to institute an Exchange Program;

(v)
    to approve forms of agreement for use under this Plan;

(vi)  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)  to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)
to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(ix)
to modify or amend each Award (subject to Section 17(c) of this Plan); and

(x)
to make all other determinations deemed necessary or advisable for administering this Plan.

(d)  Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

6.  Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

7.  At-Will Employment. Neither this Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

8.     Stock Options.

(a)
Limitations.

(i)  Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii)  Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year.

(b)  Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be (i) no more than fifteen (15) years from the date of grant thereof for the Option that is granted to a Director and (ii) no more than ten (10) years from the date of grant thereof for the Option that is granted to a non-Director Service Provider. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(c)
 Option Exercise Price and Consideration.

(i)  Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)
In the case of an Incentive Stock Option

a) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

b) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(iii)   Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (i) cash, (ii) check, (iii) promissory note, (iv) surrender of other Shares which (x) shall be valued at its Fair Market Value on the date of exercise, and (y) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d)
 Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of this Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)  Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

(iii)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

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(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised by the Participant’s designated beneficiary within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to this Plan. If the vested portion of the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.

9.
 Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)  Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)  Exercise Price and Other Terms. The Administrator, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan, provided, however, that the exercise price will be no less than 100% of the Fair Market Value of a Share on the date of grant.

(d)  Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)  Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire on the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 8(d) also will apply to Stock Appreciation Rights.

(f)  Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)
the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.
 Restricted Stock.

(a)  Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)  Transferability. Except as provided in this Section 10, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions. Except as otherwise provided in this Section 10, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)  Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)  Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

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(h)  Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under this Plan.

11.
 Restricted Stock Units.

(a)  Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 11(d), may be left to the discretion of the Administrator.

(b)  Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)  Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under this Plan.

(e)
 Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the

Company.

12.
 Performance Units and Performance Shares.

(a)  Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year.

(b)  Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)  Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares.

(d)  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period), or in a combination thereof.

(f)  Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company and be available for future grant under this Plan.

13.   Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one (1) day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

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14.   Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will,
(ii) by the laws of descent and distribution, (iii) to arevocable trust, or (iv) as permitted under the Rules as to Use of Form S-8, as amended, so as to continue to provide that the Award, and the Shares issued under the Award, continue to comply with the requirements of the S-8 registration statement.

15.     Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)   Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, shall adjust the number and class of Shares that may be delivered under this Plan and/or the number, class, price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 8, 9, 10, 11, and 12. Unless otherwise determined by the Administrator, such adjusted Award shall be subject to the same restrictions and vesting schedule to which the underlying Award is subject.

(b)   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Award, then the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for fifteen (15) days prior to the effective date of the merger or Change in Control, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 15(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of theconsideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16.  Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

17.
 Amendment and Termination of this Plan.

(a)
 Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate this Plan.

(b)   Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan shall impair the rights of any Participant, unless otherwise mutually agreed to by and between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

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18.
 Tax Withholding.

(a)  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)   Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)  Section 409A of the Code. Notwithstanding any contrary provision in this Plan or an Award Agreement, if any provision of this Plan or an Award Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest, and/or penalties under Section 409A of the Code, such provision of this Plan or Award Agreement may be modified by the Administrator without the consent of the Participant in any manner the Administrator deems reasonable or necessary. In making such modifications the Administrator shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short- term deferral will be excluded from Section 409A to the maximum extent possible. Moreover, any discretionary authority that the Administrator may have pursuant to this Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19(c) in good faith; provided that neither the Company nor the Administrator nor any of the officers, employees, managers, directors, or representatives of the Company Group shall have any liability to Participants with respect to this Section 19(c).

19.   Recoupment. Notwithstanding anything in this Plan to the contrary, all Awards granted under this Plan, any payments made under this Plan and any Shares issued upon exercise of an Option or settlement of an Award shall be subject to clawback or recoupment as permitted or mandated by applicable law, rules, regulations or Company policy as enacted, adopted or modified from time to time. For the avoidance of doubt, this provision shall apply to any gains realized upon exercise or settlement of an Award or disposition of Shares received upon the exercise or settlement of an Award.

20.
 Conditions Upon Issuance of Shares.

(a)   Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)   Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.  No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

22.  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.  Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

24.  Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date this Plan is approved by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

25.  Governing Law . The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

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Appendix B
PLAN OF CONVERSION
of
Aemetis, Inc., a Nevada corporation
into
Aemetis, Inc., a Delaware corporation

THIS PLAN OF CONVERSION, dated as of [ ], 2021 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Aemetis, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Aemetis, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Aemetis, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the votingpower of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.
 Conversion; Effect of Conversion.

(a) Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

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(b) Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entityupon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) Upon the Effective Time, the name of the Converted Entity shall remain unchangedand continue to be “Aemetis, Inc.”

(e) The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.   Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware;

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(c) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware; and

(d) executing and filing (or causing the execution and filing of) a Certificate of Designations of Series B Preferred Stock of the Converted Entity, substantially in the form of EXHIBIT D hereto (the “Delaware Certificate of Designations”), with the Secretary of State of the State of Delaware.

3.   Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Certificate of Designations (the time of the effectiveness of the Conversion, the “Effective Time”).

4.   Effect of Conversion on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

5.   Effect of Conversion on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Preferred Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Preferred Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Preferred Stock”).

6.   Effect of Conversion on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity CommonStock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, as applicable.

7. Effect of Conversion on Shares of Restricted Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock or Stock or Converted Entity Preferred Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

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8.   Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtueof the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

9.   Effect of Conversion on Outstanding Units. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each unit of Converting Entity outstanding immediately prior to the Effective Time shall convert into an equivalent restricted or non-restricted unit, as applicable, each comprised of the equivalent number of Converted Entity Common Stock, Converted Entity Preferred Stock, or other warrants or rights as applicable.

10.   Effect of Conversion on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock or Converting Entity Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, as applicable.

11.  Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similarplan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock or Converting Entity Preferred Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock or Converted Entity Preferred Stock, as applicable.

12.  Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

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13.   Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

14.   Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Aemetis, Inc., substantially in the form of EXHIBIT E hereto.

15.   Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of EXHIBIT F hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

16.   Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

17.   Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall becomevoid and of no further force or effect.

18.   Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

19.   Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

***

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IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

AEMETIS, INC.
a Nevada corporation

By:	/s/
Name: Eric McAfee
Title: Chief Executive Officer

6

Appendix C

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

140304

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Aemetis, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

Aemetis, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

- ☐ The entire plan of conversion is attached to these articles.
- ☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.
- ☐ The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: Aemetis, Inc.

c/o: Todd Waltz
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ______ **Time:** ______

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Aemetis, Inc.

Name of *constituent* entity

X ______________________ Chief Executive Officer ______

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PRINT

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

2

Appendix D
STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)
The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.)
The jurisdiction immediately prior to filing this Certificate is Nevada.

3.)
The date the Non-Delaware Corporation first formed is October 24, 2006.

4.)
    The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Aemetis, Inc.

5.)
    The name of the Corporation as set forth in the Certificate of Incorporation is Aemetis, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on [_________], 2021.

AEMETIS, INC.

By:
Name: Eric McAfee
Title: Chief Executive Officer

  1

Appendix E

CERTIFICATE OF INCORPORATION

OF

AEMETIS, INC.

ARTICLE I
NAME

    The name of the corporation is Aemetis, Inc.

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is [●], in the City of [●], County of [●], Delaware [●]. The name of its registered agent at such address is [●].

ARTICLE III
PURPOSE AND DURATION

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). The Corporation is to have a perpetual existence.

ARTICLE IV CAPITAL STOCK

The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 145,000,000, of which (i) 80,000,000 shares shall be a class designated as common stock, par value $0.001 per share (“Common Stock”), and (ii) 65,000,000 shares shall be a class designated as preferred stock, par value $0.001 per share (“Preferred Stock”).

Section 1. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any shares of Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Section 2. Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Certificate of Incorporation (including any Certificate of Designation (as defined below): (i) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate of Incorporation (including any Certificate of Designation) or pursuant to the DGCL; (ii) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors of the Corporation (the “Board”) or any authorized committee thereof; and (iii) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

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Section 3. Shares of Preferred Stock may be issued from time to time in one or more series. The Board, or any authorized committee thereof, is hereby authorized to provide from time to time by resolution or resolutions for the creation and issuance, out of the authorized and unissued shares of Preferred Stock, of one or more series of Preferred Stock by filing a certificate (a “Certificate of Designation”) pursuant to the DGCL, setting forth such resolution or resolutions and, with respect to each such series, establishing the designation of such series and the number of shares to be included in such series and fixing the terms of such series, the voting powers (full or limited, or no voting power), preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of each such series. Without limiting the generality of the foregoing, and subject to the rights of the holders of any series of Preferred Stock then outstanding, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. The terms, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock may be different from those of any and all other series at any time outstanding. Except as otherwise expressly provided in this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock), no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock so authorized in accordance with this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding seriesof Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the DGCL. Unless otherwise provided in the Certificate of Designation establishing a series of Preferred Stock, the Board may, by resolution or resolutions, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series and, if the number of shares of such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

ARTICLE V
BOARD OF DIRECTORS

For the management of the business and for the conduct of the affairs of the Corporation, it is further provided that:

Section 1. Except as otherwise provided in this Certificate of Incorporation and the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to the terms of the Stockholders Agreement and any special rights of the holders of Preferred Stock to elect directors, the number of directors which shall constitute the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board. Except as otherwise expressly provided by the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) or delegated by resolution of the Board, the Board shall have the exclusive power and authority to appoint and remove officers of the Corporation.

Section 2. Other than any directors elected by the separate vote of the holders of one or more series of Preferred Stock, if applicable, the Board shall be and is divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible. The Board may assign members of the Board already in office to such classes as of the effectiveness of this Certificate of Incorporation (the “Effective Time”). Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. At the first annual meeting of stockholders following the Effective Time, the term of office of the Class I directors shall expire and Class I directors elected to succeed those directors whose terms expired shall be elected for a full term of three years. At the second annual meeting of stockholders following the Effective Time, the term of office of the Class II directors shall expire and Class II directors elected to succeed those directors whose terms expired shall be elected for a full term of three years. At the third annual meeting of stockholders following the Effective Time, the term of office of the Class III directors shall expire and Class III directors elected to succeed those directors whose terms expired shall be elected for a full term of three years. Subject to any special rights of the holders of one or more series of Preferred Stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal from office.

Section 3. Subject to any special rights of the holders of one or more series of Preferred Stock to elect directors, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote on the election of directors.

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Section 4. Except as otherwise expressly required by law, subject to any special rights of the holders of one or more series of Preferred Stock to elect directors, any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office for a term that shall coincide with the remaining term of the class to which the director shall have been appointed and until such director’s successor shall have been elected and qualified or until his or her earlier death, resignation, disqualification or removal.

Section 5. During any period when the holders of any series of Preferred Stock have the special right to elect additional directors, upon commencement and for the duration of such period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of additional directors, and the holders of such seriesof Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to the Certificate of Designation establishing such series of Preferred Stock; and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to the Certificate of Designation establishing such series of Preferred Stock, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided by this Certificate of Incorporation (including any Certificate of Designation establishing any series of Preferred Stock), whenever the holders of any series of Preferred Stock having the special right to elect additional directors are divested of such right pursuant to this Certificate of Incorporation (including pursuant to any such Certificate of Designation), the terms of office of all such additional directors elected by the holders of such series, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

Section 6. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

Section 7. Except as may otherwise be set forth in the resolution or resolutions of the Board providing for the issuance of one or more series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.

ARTICLE VI
STOCKHOLDERS

Section 1. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annualor special meeting of the stockholders of the Corporation (and may not be taken by consent of the stockholders in lieu of a meeting); provided, however, that any action required or permitted to be taken by any holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock.

Section 2. Subject to the special rights of the holders of one or more series of Preferred Stock and the Bylaws of the Corporation, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time by the Board,but such special meetings may not be called by stockholders or any other Personor Persons (as defined below).

Section 3. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLEVII
LIABILITY AND INDEMNIFICATION

Section 1. To the fullest extent permitted by the DGCL (including Section 102(b)(7)), as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCLas so amended, automatically and without further action, upon the date of such amendment.

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Section 2. The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any Person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation or any predecessor of the Corporation, or, while serving as a director or officer of the Corporation, servesor served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

Section 3. The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any Person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was an employee or agent of the Corporation or any predecessor of the Corporation, or servesor served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 4. Neither any amendment or repeal of this Article VII, nor the adoption by amendment of this Certificate of Incorporation of any provision inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise) prior to such amendment or repeal or adoption of an inconsistent provision.

ARTICLE VIII
EXCLUSIVE FORUM

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or, in the event that the federal district court for the District of Delaware does not have jurisdiction, other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Certificate of Incorporation (as it may be amended and/or restated from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article VIII, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 2. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article VIII. Notwithstanding the foregoing, the provisions of this Article VIII shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction.

ARTICLE IX
AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

Section 1. The Corporation reserves the right to amend, alter,change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Certificate of Incorporation in its current form or as hereafter amended are granted, subject to the rights reserved in this Article IX. Notwithstanding the foregoing and notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or classes or series of stock required by law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII, VIII or this Article IX.

Section 2. The Board is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the Bylaws. Notwithstanding the foregoing or any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or classes or series of stock required by law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock), the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

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ARTICLE X
DGCL SECTION 203 AND BUSINESS COMBINATIONS

Section 1. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 2. Notwithstanding the foregoing, the Corporation shall not engagein any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a)
prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder,

(b)
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c)
at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

Section 3. For purposes of this Article X, references to:

(a)
“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b)
“associate”, when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock;

(ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c)
 “business combination”, when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if (x) the merger or consolidation is caused by the interested stockholder and (y) as a result of such merger or consolidation Section 2 of this Article X is not applicable to the surviving entity;

(ii)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

any transaction which results in the issuance or transfer by the Corporation, or by any direct or indirect majority-owned subsidiary of the Corporation, of any stock of the Corporation, or of such subsidiary, to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation, or any such subsidiary, which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Sections 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or seriesof stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a resultof immaterial changes due to fractional share adjustments);

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(iii)
any transaction involving the Corporation, or any direct or indirect majority-owned subsidiary of the Corporation, which has the effect, directly or indirectly, of increasing the proportionate share of stock of any class or series, or securities exercisable for, exchangeable for or convertible into stock of any class or series, of the Corporation, or of any such subsidiary, which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(iv)
any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections
(i)
through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary of the Corporation.

(d)
 “control”, including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section 2, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)
“interested stockholder” means (x) any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and (y) the affiliates and associates of such person; but “interested stockholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person shall be an interested stockholder if thereafter such person acquires any additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(f)
 “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)beneficially owns such stock, directly or indirectly; or

(ii)
has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that owns, or whose affiliates or associates own, directly or indirectly, such stock.

(g)
“person” means any individual, corporation, partnership, unincorporated association or other entity.

(h)
“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(i)
“voting stock” means, with respect to a corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of votingstock shall refer to such percentage of the votes of such voting stock.

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ARTICLE XI
TRANSFER AND OWNERSHIP RESTRICTIONS

A.

As used in this Article XI, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

“5-percent Transaction” means any Transfer described in clause (1) or (2) of Section B.

“5-percent Stockholder” means a Person or group of Persons that is, or would be treated as, a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g); provided, that for the sole purpose of determining whether any legal entity is a “5-percent Stockholder,” Corporation Securities held by such legal entity shall not be treated as no longer owned by such legal entity pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A).

“Agent” has the meaning set forth in Section E.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

“Corporation Security” or “Corporation Securities” means (i) shares of common stock of the Corporation, (ii) shares of preferred stock of the Corporation (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-4(d)(9) (but, for the avoidance of doubt, without regard for whether such options are treated as exercised under such Treasury Regulations)) to purchase securities of the Corporation, and (iv) any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Effective Date” means the date of filing of this Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

“Excess Securities” has the meaning given such term in Section D.

“Expiration Date” means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Article XI is no longer necessary for the preservation of Tax Benefits or (ii) such date as the Board shall fix in accordance with Section L.

“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) and Treasury Regulation § 1.382-4 or any successor provision; provided, that (a) for purposes of applying Treasury Regulation § 1.382-2T(k)(2), the Corporation shall be treated as having “actual knowledge” of the beneficial ownership of all outstanding Corporation Securities that would be attributed to any Person and (b) for the sole purpose of determining the Percentage Stock Ownership of any legal entity (and not for the purpose of determining the Percentage Stock Ownership of any other Person), Corporation Securities held by such legal entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A).

“Person” means any individual, firm, corporation or other legal entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition,” within the meaning of Treasury Regulation § 1.382-3(a)(1), of Company Securities or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of such entity or group;provided, however, that a Person shall not mean a Public Group.

“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XI.

“Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

“Purported Transferee” has the meaning set forth in Section D.

“Security” or “Securities” has the meaning set forth in Section G.

“Stock Ownership” means any direct or indirect ownership of any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18), including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

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“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, carryforwards of disallowed interest under Section 163(j) of the Code, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof.

“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or Public Group.  A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)(9) (but, for the avoidance of doubt, without regard for whether such options are treated as exercised under such Treasury Regulations)).  For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Corporation Securities by the Corporation.

“Transferee” means any Person to whom Corporation Securities are Transferred.

“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time. Any reference to any portions of any Treasury Regulations shall include any successor provisions.

B.

Transfer and Ownership Restrictions.  In order to preserve the Tax Benefits, from and after the Effective Date of this Article XI, any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons would become a 5-percent Stockholder or (2) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder would be increased.

C.

Exceptions.  The restrictions set forth in Section B of this Article XI shall not apply to an attempted Transfer that is a 5-percent Transaction if the transferor or the Transferee obtains the written approval of the Board or a duly authorized committee thereof.  As a condition to granting its approval pursuant to this Section C, the Board, may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board that the Transfer shall not result in the application of any limitation under Section 382 or Section 383 of the Code on the use of the Tax Benefits;provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation.  The Board may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Corporation Securities acquired through a Transfer.  Approvals of the Board hereunder may be given prospectively or retroactively.  The Board, to the fullest extent permitted by law, may exercise the authority granted by this Article XI through duly authorized officers or agents of the Corporation.  Nothing in this Section C shall be construed to limit or restrict the Board in the exercise of its fiduciary duties under applicable law.

D.

Excess Securities.

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of (i) the Corporation Securities which are the subject of the Prohibited Transfer and (ii) in the case of a Prohibited Transfer of Corporation Securities that are not Common Stock to a holder of Common Stock, the shares of Common Stock of such Purported Transferee (the “Excess Securities”).  Until and unless the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer or until an approval is obtained under Section C of this Article XI, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section E of this Article XI or until an approval is obtained under Section C of this Article XI.  After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities.  For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section D or Section E shall also be a Prohibited Transfer.

(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the direct or indirect ownership interests in such Corporation Securities.  The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board to be necessary or advisable to implement this Article XI, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this Article XI as a condition to registering any transfer.

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E.

Transfer to Agent.  If the Board determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board (the “Agent”).  The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately);provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities.  If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section F of this Article XI if the Agent rather than the Purported Transferee had resold the Excess Securities.

F.

Application of Proceeds and Prohibited Distributions.  The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:  (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, in an amount equal to the lesser of the proceeds of a sale of Excess Securities or the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the case of a purported Transfer of Excess Securities that was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the sole discretion of the Board; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board.  The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities.  The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section F.  In no event shall the proceeds of any sale of Excess Securities pursuant to this Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

G.

Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of the DGCL (“Securities,” and individually, a “Security”), but which would cause a 5-percent Stockholder to violate a restriction on Transfers provided for in this Article XI, the application of Section E and Section F of this Article XI shall be modified as described in this Section G. In such case, no such 5-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 5-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 5-percent Stockholder shall be deemed to have disposed of, and shall be required to dispose of, sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 5-percent Stockholder, following such disposition, not to be in violation of this Article XI. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section E and Section F of this Article XI, except that the maximum aggregate amount payable either to such 5-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer (determined at the sole discretion of the Board). All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 5-percent Stockholder or such other Person. The purpose of this Section G is to extend the provisions set forth in Sections B, D and E of this Article XI to situations in which there is a 5-percent Transaction without the direct transfer of Securities, and this Section G, along with the other provisions of this Article XI, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

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H.

Legal Proceedings; Prompt Enforcement.  If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section E of this Article XI (whether or not made within the time specified in Section E of this Article XI), then the Corporation shall promptly take all cost effective actions which it believes are appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.  Nothing in this Section H shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XI being void ab initio; (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand; or (c) cause any failure of the Corporation to act within the time periods set forth in Section E of this Article XI to constitute a waiver or loss of any right of the Corporation under this Article XI.  The Board may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XI.

I.

Liability.  To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XI who knowingly violates the provisions of this Article XI and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

J.

Obligation to Provide Information.  As a condition to the registration of the Transfer of any Corporation Securities, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XI or the status of the Tax Benefits of the Corporation.

K.

Legends.  The Board may require that any certificates issued by the Corporation evidencing ownership of Corporation Securities that are subject to the restrictions on transfer and ownership contained in this Article XI bear the following legend:

“THE CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF CORPORATION SECURITIES OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF CORPORATION SECURITIES OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT SHAREHOLDER UNDER THE CODE AND SUCH REGULATIONS.  IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE CORPORATION SECURITIES WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.  ANY HOLDER WHO KNOWINGLY VIOLATES THE TRANSFER RESTRICTIONS AND ANY PERSONS CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH SUCH HOLDER SHALL BE JOINTLY AND SEVERALLY LIABLE TO THE CORPORATION FOR, AND SHALL INDEMNIFY AND HOLD THE CORPORATION HARMLESS AGAINST, ANY AND ALL DAMAGES SUFFERED AS A RESULT OF SUCH VIOLATION, INCLUDING BUT NOT LIMITED TO DAMAGES RESULTING FROM A REDUCTION IN, OR ELIMINATION OF, THE CORPORATION’S ABILITY TO UTILIZE ITS TAX BENEFITS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION).”

The Board may also require that any certificates issued by the Corporation evidencing ownership of Corporation Securities that are subject to conditions imposed by the Board under Section C of this Article XI also bear a conspicuous legend referencing the applicable restrictions.

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L.

Authority of Board.

(a)
The Board shall have the power to determine all matters necessary for assessing compliance with this Article XI, including, without limitation, (i) the identification of 5-percent Stockholders; (ii) whether a Transfer is a 5-percent Transaction or a Prohibited Transfer; (iii) the Percentage Stock Ownershipin the Corporation of any 5-percent Stockholder; (iv) whether an instrument constitutes a Corporation Security; (v) the fair market value of the Corporation Securities acquired by and the amount due to a Purported Transferee pursuant to Section F of this Article XI; and (vi) any other matters which the Board determines to be relevant; and the good faith determination of the Board on such matters shall be conclusive and binding for all the purposes of this Article XI.  In addition, the Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XI for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XI.  In the case of an ambiguity in the application of any of the provisions of this Article XI, including any definition used herein, the Board shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

(b)
Nothing contained in this Article XI shall limit the authority of the Board to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board may, by adopting a written resolution, (i) accelerate or extend the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XI, (iii) modify the definitions of any terms set forth in this Article XI or (iv) modify the terms of this Article XI as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any such changes in law; provided , however , that the Board shall not cause there to be such acceleration, extension or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

M.

Reliance.  To the fullest extent permitted by law, the Corporation and the members of the Board shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, or other employees and agents in making the determinations and findings contemplated by this Article XI, and the members of the Board shall not be responsible for any good faith errors made in connection therewith.  For purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any stockholder, the Corporation and the members of the Board will be entitled to rely on record stockholder lists and non-objecting beneficial ownership lists as of any date, subject to our actual knowledge of the ownership of our Corporation Securities.

N.

Benefits of This Article XI.  Nothing in this Article XI shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XI.  This Article XI shall be for the sole and exclusive benefit of the Corporation and the Agent.

O.

Severability.  The purpose of this Article XI is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits.  If any provision of this Article XI or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XI.

P.

Waiver.  With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XI, (1) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (2) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

ARTICLE XII
MISCELLANEOUS

If any provision or provisions of this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, any Certificate of Designation relating to any series of Preferred Stock and each portion of any paragraph of this Certificate of Incorporation or Certificate of Designation containing any such provision or provisions held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, any Certificate of Designation relating to any series of Preferred Stock and each such portion of any paragraph of this Certificate of Incorporation or Certificate of Designation containing any such provision or provisions held to be invalid, illegal or unenforceable) shall be construed so as to permitthe Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

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ARTICLE XIII
DEFINITIONS

As used in this Certificate of Incorporation, except as otherwise expressly provided herein and unlessthe context requires otherwise, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct or cause the direction of the affairs or management of that Person, whether through the ownership of voting securities, as trustee (or the power to appoint a trustee), as a personal representative or executor, by contract or credit arrangement or otherwise, and “controlled” and “controlling” have meanings correlative to the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations).

“Person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

This Certificate of Incorporation is executed on this [●]th day of [●], 2021.

AEMETIS, INC.

By:
/s/ Eric McAfee
Name: Eric McAfee
Title: Chief Executive Officer

12

Appendix F
AEMETIS, INC.

CERTIFICATE OF DESIGNATION
OF
SERIES B PREFERRED STOCK

The undersigned, an authorized officer of Aemetis, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby certify that the following resolution was duly adopted by the Board of Directors of the Corporation on [ ], 2021:

RESOLVED, that the Board of Directors, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the issuance of a series of Preferred Stock, par value $0.001 per share, of the Corporation, and hereby fixes the designation, preferences, rights and the qualifications, limitations and restrictions thereof, in addition to those set forth in the Certificate of Incorporation of the Corporation, as follows:

A series of Preferred Stock consisting of [1,323,394] shares is hereby designated “Series B Preferred” and shall have the rights, preferences, privileges, restrictions and other matters set forth herein, in addition to those already set forth in the Corporation's Certificate of Incorporation.

1. Definitions. For purposes of this Certificate, the following definitions shall apply:

(a) “Closing Sales Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day. If the Closing Sales Price cannot be calculated for such security on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation, with the costs of such appraisal to be borne by the Corporation.

(b) “Convertible Securities” shall mean any evidences of indebtedness, Preferred Stock, or other securities convertible into or exchangeable for Common Stock.

(c) “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any shareholder, (iv) any other repurchase or redemption of capital stock of the Corporation approved by the holders of (a) a majority of the Common Stock and (b) a majority of the Preferred Stock of the Corporation voting as separate classes.

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(d) “Dividend Rate” shall mean an annual rate of 5% of the Original Issue Price per share for the Series B Preferred Stock (as appropriately adjusted for any Recapitalizations).

(e) “Liquidation Preference” shall mean the Original Issue Price per share for the Series B Preferred Stock (as appropriately adjusted for any Recapitalizations).

(f) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(g) “Original Issue Date” shall mean the date upon which the first of such shares of Preferred Stock is first issued.

(h) “Original Issue Price” shall mean $3.00 per share for the Series B Preferred Stock (as appropriately adjusted for any Recapitalizations).

(i) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(j) “Resale Registration Statement” shall mean a registration statement on Form S-1 (or, if Form S-1 is not then available to the Corporation, on such form of registration statement as is then available) to effect a registration for resale of shares of the Corporation’s Common Stock issuable upon conversion of the Corporation’s Series B Preferred Stock pursuant to the Amended and Restated Registration Rights Agreement dated as of September 5, 2006, entered into by American Ethanol, Inc. and holders of its Preferred Stock.

2. Dividends.

(a) Series B Preferred Stock. In any calendar year, the holders of outstanding shares of Series B Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors, out of any assets at the time legally available therefor, at the Dividend Rate payable in preference and priority to any declaration or payment of any Distribution on Common Stock of the Corporation in such calendar year. No Distributions shall be made with respect to the Common Stock until all declared dividends on the Series B Preferred Stock have been paid or set aside for payment to the Series B Preferred Stock holders. Payment of any dividends to the holders of the Series B Preferred Stock shall be on a pro rata, pari passu basis in proportion to the Dividend Rates for any other series of Preferred Stock. The right to receive dividends on shares of Series B Preferred Stock shall not be cumulative, and no right to such dividends shall accrue to holders of Series B Preferred Stock by reason of the fact that dividends on said shares are not declared or paid in any calendar year.

(b) Additional Dividends. Subject to the rights of any other series of Preferred Stock, after the payment or setting aside for payment of the dividends described in Section 2(a), any additional dividends (other than dividends on Common Stock payable solely in Common Stock) declared or paid in any fiscal year shall be declared or paid among the holders of the Series B Preferred Stock and Common Stock then outstanding in proportion to the greatest whole number of shares of Common Stock which would be held by each such holder if all shares of Preferred Stock were converted at the then-effective Conversion Rate (as defined in Section 4 hereof).

(c) Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

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3. Liquidation Rights.

(a) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, an amount per share for each share of Series B Preferred Stock held by them equal to the sum of (i) the Liquidation Preference specified for such share of Series B Preferred Stock, and (ii) all declared but unpaid dividends (if any) on such share of Series B Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3(a), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3(a).

(b) Remaining Assets. After the payment to the holders of Series B Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Common Stock in proportion to the number of shares of Common Stock held by them.

(c) Reorganization. For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (a) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions to which the Corporation is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) that results in the voting securities of the Corporation outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Corporation, such surviving entity or the entity that controls such surviving entity, or (b) a sale, lease or other conveyance of all or substantially all of the assets of the Corporation.

(d) Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors.

In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof (“Optional Conversion”), at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price by the Conversion Price. In order to effect the Optional Conversion under this Paragraph 4(a), the holder must provide the Corporation a written notice of conversion (“Notice of Conversion”). The “Conversion Price” per share of Series B Preferred Stock shall initially be the product of ten times the Original Issue Price and shall be subject to adjustment as provided herein. The number of shares of Common Stock into which each share of Series B Preferred Stock of a series may be converted is hereinafter referred to as the “Conversion Rate” for such series. Upon any decrease or increase in the Conversion Price, as described in this Section 4, the Conversion Rate shall be appropriately increased or decreased.

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(b) Automatic Conversion.

(i) Unless otherwise prohibited by any law, rule or regulation applicable to the Corporation, upon the date the Resale Registration Statement is declared effective by the SEC then each share of Series B Preferred (but not less than all) shall be automatically converted into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the formula set forth in Paragraph 4(a)of this Certificate (the “Automatic Conversion”).

(ii) The Corporation and the holders of the Series B Preferred Stock shall follow the applicable conversion procedures set forth in this Paragraph 4 (including the requirement that the holders deliver the Series B Preferred Stock Certificates representing the Series B Preferred Stock being converted to the Corporation); provided, however, the holders of Series B Preferred Stock subject to Automatic Conversion shall not be required to deliver a Notice of Conversion to the Corporation. Nothing set forth in this Paragraph 4(b) shall prevent any holder of Series B Preferred Stock from exercising its right to convert pursuant to Paragraph 4(a).

(c) Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) and (ii) surrender or cause to be surrendered the original certificates representing the Series B Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion andthe name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

(d) Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the tenth business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Paragraph 4(c) above (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock being converted and (y) a certificate representing the number of shares of Series B Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(e) Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series B Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a nameother than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(f) Fractional Shares. If any conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the Closing Sales Price of the Common Stock at such time, and the number of shares of Common Stock issuable uponconversion of the Series B Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

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(g) Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Preferred Stock, the Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Preferred Stock, the Conversion Price in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

(h) Adjustments for Subdivisions or Combinations of Preferred Stock. In the event the outstanding shares of Series B Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately adjusted. In the event the outstanding shares of Series B Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

(i) Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above (“Liquidation Rights”), if the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each holder of such Series B Preferred Stock shall have the right thereafter to convert such shares of Series B Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such series of Series B Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(j) No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4(j) shall prohibit the Corporation from amending its Certificate of Incorporation with the requisite consent of its shareholders and the Board of Directors.

(k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series B Preferred Stock.

(l) Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of such series, voting separately as a class. Any such waiver shall bind all future holders of shares of Series B Preferred Stock.

(m)  Notices of Record Date. In the event that this Corporation shall propose at any time:

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(i) to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(iii) to voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to Section 3(c);

then, in connection with each such event, this Corporation shall send to the holders of the Series B Preferred Stock at least 10 business days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (ii) and (iii) above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series B Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Series B Preferred Stock.

(n) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock and Preferred Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock (including those issuable upon exercise of warrants), such number of its shares of Common Stock and Preferred Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, warrants and other securities; and if at any time the number of authorized but unissued shares of Common Stock and Series B Preferred Stock shall not be sufficient to effect the conversion of all then outstanding shares ofthe Series B Preferred Stock, warrants and other securities, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock and Series B Preferred Stock to such number of shares as shall be sufficient for such purpose.

5. Protective Provisions. Subject to the rights of series of Series B Preferred Stock which may from time to time come into existence, so long as any shares of Series B Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by written consent, as provided by law) of the holders of at least two-thirds of the then outstanding shares of Series B Preferred Stock, voting together as a class:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock, including a reverse stock split, but excluding a stock split;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock; or

(d) Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Certificate.

For clarification, issuances of additional authorized shares of Series B Preferred, under the terms herein, shall not require the authorization or approval of the existing shareholders of Series B Preferred Stock.

6. Reports. The Corporation shall mail to all holders of Series B Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

7. Notices. In addition to any other means of notice provided by law or in the Corporation's Bylaws, any notice required by the provisions of this Certificate to be given to the holders of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed as of the [ ] day of [ ], 2021.

AEMETIS, INC.

/s/ Eric McAfee
Eric McAfee
Chief Executive Officer

18

Appendix G

BYLAWS OF
AEMETIS, INC.
(A DELAWARE CORPORATION)
AS OF [●], 2021

Page

ARTICLE 1 Offices	1
1.1 Registered Office	1
1.2 Other Offices	1
ARTICLE 2 Meeting of Stockholders	1
2.1 Place of Meeting	1
2.2 Annual Meeting	1
2.3 Special Meetings	2
2.4 Notice of Meetings	2
2.5 List of Stockholders	2
2.6 Organization and Conduct of Business	2
2.7 Quorum	2
2.8 Adjournments	2
2.9 Voting Rights	3
2.10 Majority Vote	3
2.11 Record Date for Stockholder Notice and Voting	3
2.12 Proxies	3
2.13 Inspectors of Election	4
2.14 Action Without a Meeting	4
ARTICLE 3 Directors	4
3.1 Number, Election, Tenure and Qualifications	4
3.2 Enlargement and Vacancies	4
3.3 Resignation and Removal	4
3.4 Powers	5
3.5 Chairman of the Board	5
3.6 Place of Meetings	5
3.7 Annual Meetings	5
3.8 Regular Meetings	5
3.9 Special Meetings	5
3.10 Quorum, Action at Meeting, Adjournments	5
3.11 Action Without Meeting	5
3.12 Telephone Meetings	5
3.13 Committees	5
3.14 Fees and Compensation of Directors	6
3.15 Rights of Inspection	6

i

(continued)

ii

(continued)

Page
9.1 Dividend Reserve	11
9.2 Checks	12
9.3 Corporate Seal	12
9.4 Execution of Corporate Contracts and Instruments	12
9.5 Representation of Shares of Other Corporations	12
ARTICLE 10 Amendments	12

iii

RESTATED BYLAWS
OF

AEMETIS, INC.

(A DELAWARE CORPORATION)

ARTICLE 1

Offices

1.1. Registered Office. The registered office of the corporation shall be set forth in the Certificate of Incorporation of the corporation.

1.2. Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors (the “Board”) may from time to time designate or the business of the corporation may require.

ARTICLE 2

Meeting of Stockholders

2.1. Place of Meeting. Meetings of stockholders may be held at such place, either within or without of the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

2.2. Annual Meeting. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board or the Chief Executive Officer and stated in the notice of the meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with this Section 2.2 may be transacted. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.

To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not earlier than ninety (90) days nor more than one hundred twenty (120) days in advance of the date the corporation’s proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders;provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal.

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Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.2;provided, however, that nothing in this Section 2.2 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.2, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.3. Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, by the Secretary only at the request of the Chairman of the Board, the Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

2.4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken;provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.5. List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten

(10) days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting.

2.6. Organization and Conduct of Business. The Chairman of the Board or, in his or her absence or the Chief Executive Officer or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairmanof the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

2.7. Quorum. Except where otherwise provided by law or the Certificate of Incorporation of the corporation or these bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders.

2.8. Adjournments. Any meetingof stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these bylaws, which time and place shall be announced at the meeting, by a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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2.9. Voting Rights. Unless otherwise provided in the Certificate of Incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

2.10. Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

2.11. Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor fewer than ten

(10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting;provided, however, that the Board may fix a new record date for the adjourned meeting. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating to such purpose.

2.12    Proxies. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after the expiration of six (6) months from the date of its execution unless (a) coupled with an interest, or (b) the person executing it specifies therein the length of time for which it is to be continued in force, which in no case shall exceed seven (7) years from the date of its execution. All proxies must be filed with the Secretary of the corporation prior to the commencement of voting at each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the first sentence of this Section 2.12, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted.

(a) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this Section 2.12, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, electronic mail or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, electronic mail or other electronic transmission (as defined in Section 5.1(c)) was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. If it is determined that such electronic mail or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(b)   Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (a) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

2.13. Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election toact at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

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2.14. Action Without a Meeting. No action required or permitted to be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

ARTICLE 3

Directors

3.1. Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. The number of directors that shall constitute the entire Board initially shall be five (5). The classes of directors that shall constitute the entire Board shall be as provided in the Certificate of Incorporation of the corporation.

The directors shall be elected at the annual meetings of the stockholders, except as otherwise provided in Section 3.2, and each director elected shall hold office until such director’s successor is elected and qualified, unless sooner displaced.

Subject to the rights of holders of any class or series of preferred stock, nominations of persons for election to the Board by or at the direction of the Board may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3.1. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not earlier than fifty (50) days nor more than eighty (80) days in advance of the scheduled date of the annual meeting of stockholders, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than sixty

(60) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of

(a) the day on which such notice of the date of the meeting was mailed or (b) the day on which such public disclosure was made. Such stockholder’s notice to the Secretary shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person on the date of such stockholder’s notice, (iv) a statement as to the person’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice, (i) the name and address, as such information appears on the corporation’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s),

(ii)
the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder and each other stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholder’s notice and (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (c) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director ofthe corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

3.2. Enlargement and Vacancies. The number of members of the Board may be increased at any time as provided in Section 3.1 above. Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal from office, death or incapacity. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full Board until the vacancy is filled.

3.3. Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the Certificate of Incorporation of the corporation.

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3.4. Powers. The business ofthe corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.5. Chairman of the Board. If the Board appoints a Chairman of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman ofthe Board or as may be vested in the Chairman by the Board.

3.6.
Place of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

3.7. Annual Meetings. Except as the Board may otherwise determine, the annual meetings of the Board shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

3.8. Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

3.9. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, or the Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board need not specify the purposes of the meeting.

3.10. Quorum, Action at Meeting, Adjournments. At all meetings of the Board, a majority of directors then in office, but in no event less than one-third (1/3) of the entire Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law or by the Certificate of Incorporation of the corporation. For purposes of this Section 3.10, the term “entire Board” shall mean the number of directors last fixed by directors in accordance with these bylaws;provided, however, that if fewer than a majority of the entire Board remain in office as a result of the death, removal or resignation of one or more directors, then the term “entire Board” shall mean the number of directors then serving in office, but solely for the purpose of forming a quorum so that the Board may appoint new directors to fill the vacancies caused by such death, removal or resignation. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.11. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

3.12. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation of the corporation or these bylaws, any member of the Board or any committee thereof may participate in a meeting of the Board or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.13. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any of these bylaws. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and make such reports to the Board as the Board may request. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board.

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3.14. Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation of the corporation or these bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.15. Rights of Inspection. Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE 4

Officers

4.1. Officers Designated. The officers of the corporation shall be chosen by the Board of Directors and shall at a minimum consist of a Chief Executive Officer, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, Chief Operating Officer, Vice Presidents and one (1) or more Assistant Secretaries and Assistant Treasurers. Two (2) or more offices may be held by the same person.

4.2. Election. The Board of Directors shall appoint the officers of the corporation who shall hold office at the pleasure of the Board of Directors. No officer need be a member of the Board of Directors.

4.3. Other Officers. The Board of Directors may appoint other officers and agents as it shall deem necessary who shall hold their positions for such terms and exercise such powers and perform such duties as shall be determined from time to time by the Board unless otherwise received in writing. Any such officer or agent may be removed at any time, with or without cause, by the Board of Directors unless otherwise agreed in writing.

4.4. Tenure. Each officer of the corporation shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer elected or appointed by the Board or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board,at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

4.5. The Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board, shall have general and active management of the business of the corporation and shall seethat all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed andexcept where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

4.6. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give or cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board, the Chief Executive Officer, or the President, under whose supervision he shall be.

4.7. The Assistant Secretary. The Assistant Secretary, or if there be more than one (1), the Assistant Secretaries, in the order of seniority determined by the Board, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

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4.8. The Treasurer. The Treasurer shall be the chief financial officer of the corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer or the President and the Board, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. The Treasurer is authorized to execute and file on behalf of the corporation all federal tax returns and all elections under federal tax laws. If required by the Board, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control, belonging to the corporation.

4.9. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one (1), the Assistant Treasurers, in the order of seniority determined by the Board, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Assistant Treasurer is also authorized to execute and file on behalf of the corporation all federal tax returns and all elections under federal tax laws.

4.10. Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE 5

Notices

5.1. Delivery. Whenever, under the provisions of law, or of the Certificate of Incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic mail or other electronic means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

(a) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the Certificate of Incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice;provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b) Notice given pursuant to subsection 5.1 (a) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

5.2.  Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the Certificate of Incorporation of the corporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. In addition to the foregoing, notice of a meeting need not be given to any director who signs a waiver of notice or a consent, or electronically transmits the same, to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

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ARTICLE 6

Indemnification and Insurance

6.1.
 Indemnification.

(a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the corporation (or any predecessor) or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessor of any of such entities), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith;provided, however, that except as provided in Section 6.1(c), the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 6.1 shall be a contract right and may be enforced by the person entitled to indemnification in a court of competent jurisdiction.

(b) To obtain indemnification under this Section 6.1, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the preceding sentence, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (A) by the Board by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (C) if there are no Disinterested Directors or the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (D) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change of Control” (as hereinafter defined), in which case Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

(c) If a claim for the indemnification under this Section 6.1 is not paid in full by the corporation within thirty (30) days after a written claim pursuant to Section 6.1(b) has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standard of conduct that makes it permissible under the General Corporation Law of the State of Delaware for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its Board, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(d) If a determination shall have been made pursuant tothis Section 6.1 that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6.1(c). The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to the Section 6.1(c) that the procedures and presumptions of this Article 6 are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Article 6.

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6.2.  Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within twenty (20) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time;provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise.

Notwithstanding the foregoing, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board by a majority vote of the Disinterested Directors, even though less than a quorum, or (B) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (C) if there are no Disinterested Directors or the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

6.3.  Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other rightwhich any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any act, omission, occurrence or matter arising prior to any such repeal or modification.

6.4.  Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of State of Delaware.

6.5.  Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself heldto be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

(ii) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.6.  Definitions. For the purposeof this Article 6: “Change of Control” shall mean:

(1)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a “Person”)), directly or indirectly, of beneficial ownership (within the meaningof Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of common stock of the corporation (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this part (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the corporation or any acquisition from other stockholders where (A) such acquisition was approved in advance by the Board and

(B) such acquisition would not constitute a Change of Control under part (2) or part (4) of this definition, (ii) any acquisition by the corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the corporation or any corporation controlled by the corporation, or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of part (4) of this definition; or

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(2)
the acquisition by any Person, directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either (i) the Outstanding Corporation Common Stock or (ii) the Outstanding Corporation Voting Securities; or

individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board;provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (or such committee thereof that shall then have the authority to nominate persons for election as directors) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board; or

(3)
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the corporation (a “Business Combination”), in each case, unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the corporation or all or substantially all of the corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4)
approval by the stockholders of a complete liquidation or dissolution of the corporation.

“Disinterested Director” shall mean a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

“Independent Counsel” shall mean a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant’s rights under this Article 6.

6.7.  Notices. Any notice, request or other communication required or permitted to be given to the corporation under this Article 6 shall be in writing and either delivered in person or sent by telecopy, telex, electronic mail, overnight mail or courier service, or certified or registered mail, postage or charges prepaid, return copy requested, or other means of electronic transmission to the Secretary of the corporation and shall be effective only upon receipt bythe Secretary.

ARTICLE 7

Capital Stock

7.1.  Certificates for Shares. The shares of the corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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7.2.  Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.3.  Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed oraccompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

7.4.  Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.5.  Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE 8

Certain Transactions

8.1.  Transactions with Interested Parties. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director orofficer are counted for such purpose, if:

(a) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract ortransaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled tovote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.

8.2.  Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE 9

General Provisions

9.1.  Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the Certificate of Incorporation of the corporation, if any, may be declared by the Board at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation of the corporation.

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9.2.  Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

9.3.  Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Boardmay fromtime to time designate.

9.4.  Corporate Seal. The Board may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board.

9.5.  Execution of Corporate Contracts and Instruments. The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable forany purpose or for any amount.

9.6.  Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares heldby the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

ARTICLE 10

Amendments

The Board is expressly empowered to adopt, amend or repeal these bylaws. The stockholders shall also have power to adopt, amend or repeal these bylaws;provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation of the corporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholder of any provision of these bylaws.

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SECRETARY’S CERTIFICATE OF ADOPTION OF THE RESTATED BYLAWS OF

AEMETIS, INC.

I, the undersigned, do hereby certify:

1.
That I am the duly elected and acting Chief Executive Officer of Aemetis, Inc., a Delaware corporation; and

2.
That the foregoing is a full, true and correct copy of the Bylaws of the corporation as adopted by the directors of said corporation and to become effective as of [●], 2021.

IN WITNESS WHEREOF, I have hereunto subscribed my name this [●]th day of [●], 2021.

/s/ Eric McAfee

Eric McAfee

Chief Executive Officer

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Appendix H

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of (the “Effective Date”) by and between Aemetis, Inc., a Delaware corporation (the “Company”), and [ ] (the “Indemnitee”).

WHEREAS, the Company believes it is essential to retain and attract qualified directors and officers; WHEREAS, the Indemnitee is a director and/or officer of the Company;

WHEREAS,both the Company and the Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;

WHEREAS, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws (the “Bylaws”) require the Company to indemnify and advance expenses to its directors and officers to the extent permitted by the DGCL (as hereinafter defined);

WHEREAS,the Indemnitee has been serving and intends to continue serving as a director and/or officer of the Company in part in reliance on the Certificate of Incorporation and Bylaws; and

WHEREAS, in recognition of the Indemnitee’s need for (i) substantial protection against personal liability based on the Indemnitee’s reliance on the Certificate of Incorporation and Bylaws, (ii) specific contractual assurance that the protection promised by the Certificate of Incorporation and Bylaws will be available to the Indemnitee, regardless of, among other things, any amendment to or revocation of the Bylaws, any change in the composition of the Company’s Board of Directors (the “Board”) or any acquisition transaction relating to the Company, and (iii) an inducement to continue to provide effective services to the Company as a director and/or officer thereof, the Company wishes to provide for the indemnification of the Indemnitee and to advance expenses to the Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained by the Company, to provide for the continued coverage of the Indemnitee under the Company’s directors’ and officers’ liability insurance policies.

NOW, THEREFORE, in consideration of the premises contained herein and of the Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Certain Definitions.

(a)
 A “Change in Control” shall be deemed to have occurred if:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (b) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (c) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof, of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; hereafter becomes the “beneficial owner,” as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company’s then outstanding Voting Securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all of the Company’s assets.

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(b) “DGCL” shall mean the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended or interpreted; provided, however, that in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto.

(c) “Expense” shall mean attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing for any of the foregoing, any Proceeding relating to any Indemnifiable Event.

(d) “Indemnifiable Event” shall mean any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or by reason of anything done or not done by the Indemnitee in any such capacity.

(e) “Potential Change in Control” shall be deemed to occur if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; (iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding Voting Securities, increases his or her beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(f) “Proceeding” shall mean any threatened, pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether civil, criminal, administrative or investigative and/or any inquiry or investigation, whether conducted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action.

(g) “Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board or any other person or body appointed by the Board (including the special independent counsel referred to in Section 6) who is not a party to the particular Proceeding with respect to which the Indemnitee is seeking indemnification.

(h)
    “Voting Securities” shall mean any securities of the Company which vote generally in the election of directors.

2.
Indemnification. In the event the Indemnitee was or is a party to or is involved (as a party, witness, or otherwise) in any Proceeding by reason of (or arising in part out of) an Indemnifiable Event, whether the basis of the Proceeding is the Indemnitee’s alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, the Company shall indemnify the Indemnitee to the fullest extent permitted by the DGCL against any and all Expenses, liability, and loss (including judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any director or officer as a result of the actual or deemed receipt of any payments under this Agreement) (collectively, “Liabilities”) reasonably incurred or suffered by such person in connection with such Proceeding. The Company shall provide indemnification pursuant to this Section 2 as soon as practicable, but in no event later than 30 days after it receives written demand from the Indemnitee. Notwithstanding anything in this Agreement to the contrary and except as provided in Section 5 below, the Indemnitee shall not be entitled to indemnification pursuant to this Agreement (i) in connection with any Proceeding initiated by the Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Proceeding or (ii) on account of any suit in which judgment is rendered against the Indemnitee pursuant to Section 16(b) of the Exchange Act for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company.

3.
Advancement of Expenses. The Company shall advance Expenses to the Indemnitee within 30 business days of such request (an “Expense Advance”); provided, however, that if required by applicable corporate laws such Expenses shall be advanced only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company; and provided further, that the Company shall make such advances only to the extent permitted by law. Expenses incurred by the Indemnitee while not acting in his/her capacity as a director or officer, including service with respect to employee benefit plans, may be advanced upon such terms and conditions as the Board, in its sole discretion, deems appropriate.

4.
Review Procedure for Indemnification. Notwithstanding the foregoing, (i) the obligations of the Company under Sections 2 and 3 above shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 6 hereof is involved) that the Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 3 above shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not bepermitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if the Indemnitee has commenced legal proceedings in a court of competent jurisdiction pursuant to Section 5 below to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). The Indemnitee’s obligation to reimburse the Company for Expense Advances pursuant to this Section 4 shall be unsecured and no interest shall be charged thereon. The Reviewing Party shall be selected by the Board, unless there has been a Change in Control, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors immediately prior to such Change in Control, in which case the Reviewing Party shall be the special independent counsel referred to in Section 6 hereof.

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5.
Enforcement of Indemnification Rights. If the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, or if the Indemnitee has not otherwise been paid in full pursuantto Sections 2 and 3 above within 30 days after a written demand has been received by the Company, the Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper to recover the unpaid amount of the demand (an “Enforcement Proceeding”) and, if successful in whole or in part, the Indemnitee shall be entitled to be paid any and all Expenses in connection with such Enforcement Proceeding. The Company hereby consents to service of process for such Enforcement Proceeding and to appear in any such Enforcement Proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.

Change in Control. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from special independent counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. Such special independent counsel shall not have otherwise performed services for the Company or the Indemnitee, other than in connection with such matters, within the last five years. Such independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special independent counsel pursuant to this Agreement.

6.
Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by the Indemnitee, create a trust (the “Trust”) for the benefit of the Indemnitee, and from time to time upon written request of the Indemnitee shall fund such Trust, to the extent permitted by law, in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Proceeding relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Proceedings relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the special independent counsel referred to in Section 6 is involved. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revokedor the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee of the Trust (the “Trustee”) shall advance, within ten business days of a request by the Indemnitee, any and all Expenses to the Indemnitee, to the extent permitted by law (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Companyunder Section 4 of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled toindemnification pursuant to this Agreement or otherwise, and

(v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a bank or trust company or other individual or entity chosen by the Indemnitee and acceptable to and approved of by the Company. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

7.
Partial Indemnity. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Liabilities, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Companyto establish that the Indemnitee is not so entitled.

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8.
Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under any statute, provision of the Company’s Certificate of Incorporation or Bylaws, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that a change in the DGCL permits greater indemnification by agreement than would be afforded currently under the Company’s Certificate of Incorporation and Bylaws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

9.
Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

10.
Settlement of Claims. The Company shall not be liable to indemnify the Indemnitee under this Agreement (a) for any amounts paid in settlement of any action or claim effected without the Company’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Companywas not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

11.
No Presumption. For purposes of this Agreement, to the fullest extent permitted by law, the termination of any Proceeding, action, suit or claim, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

12.
Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against the Indemnitee or the Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

13.
Amendment of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

14.
Primacy of Indemnification. Notwithstanding that the Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by other persons (collectively, the “Other Indemnitors”), the Company: (i) shall be the indemnitor of first resort (i.e., its obligations to the Indemnitee are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Indemnitee are secondary); and (ii) shall be required to advance the full amount of expenses incurred by the Indemnitee and shall be liable for the full amount of all Expenses, without regard to any rights the Indemnitee may have against any of the Other Indemnitors.

15.
Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee (other than against the Other Indemnitors), who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

16.
No Duplication of Payments. Except as otherwise set forth in Section 16 above, the Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw, vote, agreement or otherwise) of the amounts otherwise indemnifiable hereunder.

17.
Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company’s request.

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18.
Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intentmanifested by the provision held invalid, illegal or unenforceable.

19.
Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

20.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.
Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:

Aemetis, Inc.
 20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014Attn: Executive Chairman

and to the Indemnitee at:

Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

22.
Entire Agreement. This Agreement contains the entire agreement of the parties relating to this subject matter, and the parties agree that this Agreement supersedes all prior written or oral agreements, representations, and warranties relating to the subject matter hereof, including but not limited to any previous Indemnification Agreements.

* * *

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.

THE COMPANY:

AEMETIS, INC.

By:

Name:

Title:

INDEMNITEE:

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